SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                        TEMPLETON GLOBAL INVESTMENT TRUST
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
      Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                       TEMPLETON GLOBAL INVESTMENT TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Meeting of Shareholders scheduled for May 26, 2006 at 12 Noon, Eastern Time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Franklin Templeton Non-U.S. Dynamic Core Equity Fund, Templeton International (Ex EM) Fund and Templeton Income Fund (each, a "Fund" and, together, the "Funds"), each a series of Templeton Global Investment Trust (the "Trust"). If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

 For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                       TEMPLETON GLOBAL INVESTMENT TRUST
             Franklin Templeton Non-U.S. Dynamic Core Equity Fund
                     Templeton International (Ex EM) Fund
                             Templeton Income Fund

                       NOTICE OF MEETING OF SHAREHOLDERS

   A Meeting of Shareholders (the "Meeting") of Templeton Global Investment Trust (the "Trust") will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091, on May 26, 2006 at 12 Noon, Eastern Time.

   During the Meeting, shareholders of Franklin Templeton Non-U.S. Dynamic Core Equity Fund, Templeton International (Ex EM) Fund and Templeton Income Fund (each, a "Fund" and together, the "Funds"), each a series of the Trust, will vote on one or more of the following Proposals and Sub-Proposals, as indicated:

   1. To elect a Board of Trustees of the Trust (all Funds voting together).

   2. To approve amendments to certain of Templeton International (Ex EM) Fund's fundamental investment restrictions (includes eight
      (8) Sub-Proposals) (shareholders of the Templeton International (Ex EM) Fund voting only):

     (a) To amend the Fund's fundamental investment restriction regarding borrowing.

     (b) To amend the Fund's fundamental investment restriction regarding underwriting.

     (c) To amend the Fund's fundamental investment restriction regarding lending.

     (d) To amend the Fund's fundamental investment restriction regarding investments in real estate.

     (e) To amend the Fund's fundamental investment restriction regarding investments in commodities.

     (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities.

     (g) To amend the Fund's fundamental investment restriction regarding industry concentration.

     (h) To amend the Fund's fundamental investment restriction regarding diversification of investments.

   3. To approve the elimination of certain of Templeton International (Ex EM) Fund's fundamental investment restrictions (shareholders of the Templeton International (Ex EM) Fund voting only).

   4. To approve an Amended and Restated Agreement and Declaration of Trust (all Funds voting together).

                              By Order of the Board of Trustees,

                              Robert C. Rosselot
                              Secretary

April 12, 2006

   Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                       TEMPLETON GLOBAL INVESTMENT TRUST
             Franklin Templeton Non-U.S. Dynamic Core Equity Fund
                     Templeton International (Ex EM) Fund
                             Templeton Income Fund

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Information About Voting...............................................................   1
Proposal 1:  To Elect a Board of Trustees of the Trust.................................   3
Introduction to Proposals 2 and 3......................................................  16
Proposal 2:  To Approve Amendments to Certain of Templeton International (Ex EM) Fund's
        Fundamental Investment Restrictions (this Proposal involves separate votes on
        Sub-Proposals 2a-2h)...........................................................  18
   Sub-Proposal 2a: To amend the Fund's fundamental investment restriction regarding borrowing.................................................................  18
   Sub-Proposal 2b: To amend the Fund's fundamental investment restriction regarding underwriting..............................................................  20
   Sub-Proposal 2c: To amend the Fund's fundamental investment restriction regarding lending...................................................................  21
   Sub-Proposal 2d: To amend the Fund's fundamental investment restriction regarding investments in real estate................................................  23
   Sub-Proposal 2e: To amend the Fund's fundamental investment restriction regarding investments in commodities................................................  24
   Sub-Proposal 2f: To amend the Fund's fundamental investment restriction regarding issuing senior securities.................................................  25
   Sub-Proposal 2g: To amend the Fund's fundamental investment restriction regarding industry concentration....................................................  27
   Sub-Proposal 2h: To amend the Fund's fundamental investment restriction regarding diversification of investments............................................  28
Proposal 3:  To Approve the Elimination of Certain of Templeton International (Ex EM)
        Fund's Fundamental Investment Restrictions.....................................  29
Proposal 4:  To Approve an Amended and Restated Agreement and Declaration of Trust.....  32
Additional Information About the Trust and the Funds...................................  34
Audit Committee........................................................................  39
Further Information About Voting and the Meeting.......................................  41

EXHIBITS

Exhibit A--Nominating Committee Charter................................................ A-1
Exhibit B--Fundamental Investment Restrictions Proposed to be Amended or Eliminated.... B-1
Exhibit C--Form of Amended and Restated Agreement and Declaration of Trust............. C-1
Exhibit D--A Comparison of Governing Documents......................................... D-1

                       TEMPLETON GLOBAL INVESTMENT TRUST

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Global Investment Trust (the "Trust"), on behalf of its three series, Franklin Templeton Non-U.S. Dynamic Core Equity Fund, Templeton International (Ex EM) Fund and Templeton Income Fund (each, a "Fund" and, together, the "Funds"), in connection with a Meeting of Shareholders of the Trust to be held on May 26, 2006 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?

   Shareholders of record at the close of business on April 3, 2006 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of each Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting with respect to that Fund. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about April 12, 2006.

  On what issues am I being asked to vote?

   You are being asked to vote on four Proposals:

    1. To elect a Board of Trustees of the Trust (all Fund shareholders voting together);

    2. To approve amendments to certain fundamental investment restrictions of Templeton International (Ex EM) Fund (the "Ex EM Fund") (includes eight
       (8) Sub-Proposals) (Ex EM Fund shareholders voting only);

    3. To approve the elimination of certain of the Ex EM Fund's fundamental investment restrictions (Ex EM Fund shareholders voting only); and

    4. To approve an Amended and Restated Agreement and Declaration of Trust (all Fund shareholders voting together).

  How do the Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote:

    1. FOR the election of all nominees as Trustees of the Trust;

    2. FOR the approval of each of the proposed amendments to certain of the Ex EM Fund's fundamental investment restrictions;

    3. FOR the approval of the elimination of certain of the Ex EM Fund's fundamental investment restrictions; and

    4. FOR the approval of the Amended and Restated Agreement and Declaration of Trust.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Trustees of the Trust (Proposal 1); if you are a shareholder of the Ex EM Fund, FOR the approval of each of the proposed amendments to certain of the Ex EM Fund's fundamental investment restrictions (Sub-Proposals 2a-2h) and FOR the approval of the elimination of certain of the Ex EM Fund's fundamental investment restrictions (Proposal 3); and FOR the approval of the Amended and Restated Agreement and Declaration of Trust (Proposal 4).

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..  THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST

  How are nominees selected?

   The Board of Trustees of the Trust (the "Board" or the "Trustees") has a Nominating Committee consisting of Edith E. Holiday (Chairman), Frank J. Crothers, Gordon S. Macklin and Frank A. Olson, none of whom is an "interested person" of the Trust as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Funds' investment managers and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached to this proxy statement as Exhibit A.

  Who are the nominees?

   All of the nominees, except Messrs. Niemiec, Thompson and Wade, are currently members of the Board. Ms. Holiday and Messrs. Crothers, Niemiec, Olson, Thompson, Tseretopoulos are standing for election by shareholders for the first time. An incumbent Interested Trustee recommended Ms. Holiday and Mr. Niemiec for consideration as nominees for Trustee. An incumbent Independent Trustee recommended Messrs. Crothers, Olson, Thompson, Tseretopoulos and Wade for consideration as nominees for Trustee. If elected, each nominee shall hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor will be elected and qualify, or until his or her earlier death, resignation or removal. All of the current nominees are directors or trustees of other Franklin(R) funds and/or Templeton(R) funds. Among these nominees, Charles B. Johnson is deemed to be an "interested person" of the Trust for purposes of the 1940 Act.

   Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.1% and 14.5%, respectively, of its outstanding shares as of March 31, 2006. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Trust, and Rupert H. Johnson, Jr., Vice President of the Trust, are brothers. There are no family relationships among any of the nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees, are their names, ages and addresses, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominees.

Nominees for Independent Trustee:

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                          Length of       Overseen by
Name, Age and Address       Position     Time Served       Trustee*        Other Directorships Held
-------------------------------------------------------------------------------------------------------
Harris J. Ashton (73)       Trustee      Since 1994           140           Director, Bar-S Foods
 500 East Broward Blvd.                                                     (meat packing company).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------------

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                           Length of      Overseen by
Name, Age and Address        Position     Time Served      Trustee*          Other Directorships Held
-----------------------------------------------------------------------------------------------------------
Frank J. Crothers (61)       Trustee      Since 2001          20                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director,
Provo Power Company Ltd.; and director of various other business and nonprofit organizations; and formerly,
Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (73)     Trustee      Since 1994          141                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant
(2003)).
-----------------------------------------------------------------------------------------------------------
Edith E. Holiday (54)        Trustee      Since 1996          136         Director, Amerada Hess
 500 East Broward Blvd.                                                   Corporation (exploration and
 Suite 2100                                                               refining of oil and gas), H.J.
 Fort Lauderdale, FL                                                      Heinz Company (processed
 33394-3091                                                               foods and allied products),
                                                                          RTI International Metals,
                                                                          Inc. (manufacture and
                                                                          distribution of titanium),
                                                                          Canadian National Railway
                                                                          (railroad) and White
                                                                          Mountains Insurance Group,
                                                                          Ltd. (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United
States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department
(1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--
United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------

                                                       Number of
                                                     Portfolios in
                                                       Franklin
                                                       Templeton
                                                      Investments
                                                     Fund Complex
                                        Length of     Overseen by
Name, Age and Address      Position    Time Served     Trustee*         Other Directorships Held
-----------------------------------------------------------------------------------------------------
Gordon S. Macklin (77)     Trustee     Since 1994         140        Director, Martek Biosciences
 500 East Broward Blvd.                                              Corporation, MedImmune, Inc.
 Suite 2100                                                          (biotechnology) and
 Fort Lauderdale, FL                                                 Overstock.com
 33394-3091                                                          (Internet services); and
                                                                     formerly, Director, MCI
                                                                     Communication Corporation
                                                                     (subsequently known
                                                                     as MCI WorldCom,
                                                                     Inc. and WorldCom,
                                                                     Inc.) (communications
                                                                     services) (1988-2002), White
                                                                     Mountains Insurance
                                                                     Group, Ltd. (holding company)
                                                                     (1987-2004) and Spacehab,
                                                                     Inc. (aerospace services)
                                                                     (1994-2003).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd.
(holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------
David W. Niemiec (56)      Nominee        Not              17        Director, Emeritus
 500 East Broward Blvd.                Applicable                    Corporation (assisted living).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly,
Managing Director, Saratoga Partners (1998-2001); Managing Director, SBC Warburg Dillon Read
(investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking)
(1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
-----------------------------------------------------------------------------------------------------

                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                             Length of       Overseen by
Name, Age and Address          Position     Time Served       Trustee*         Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Frank A. Olson (73)            Trustee      Since 2003           103          Director, White
 500 East Broward Blvd.                                                       Mountains Insurance
 Suite 2100                                                                   Group Ltd. (holding
 Fort Lauderdale, FL                                                          company), Amerada Hess
 33394-3091                                                                   Corporation (exploration
                                                                              and refining of oil and
                                                                              gas) and Sentient Jet
                                                                              (private jet service); and
                                                                              formerly, Director, Becton
                                                                              Dickinson and Company
                                                                              (medical technology),
                                                                              Cooper Industries, Inc.
                                                                              (electrical products and
                                                                              tools and hardware), Health
                                                                              Net, Inc. (formerly,
                                                                              Foundation Health)
                                                                              (integrated managed care),
                                                                              The Hertz Corporation (car
                                                                              rental), Pacific
                                                                              Southwest Airlines, The
                                                                              RCA Corporation, Unicom
                                                                              (formerly Commonwealth
                                                                              Edison) and UAL
                                                                              Corporation (airlines).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and
Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive
Officer, UAL Corporation (airlines).
-------------------------------------------------------------------------------------------------------------
Larry D. Thompson (60)         Nominee         Not               16                      None
 500 East Broward Blvd.                     Applicable
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President--Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-
2001); Senior Fellow of The Brookings Institute (2003-2004); Visiting Professor, University of Georgia School
of Law (2004); and Deputy Attorney General, U. S. Department of Justice (2001-2003).
-------------------------------------------------------------------------------------------------------------

                                                                         Number of
                                                                       Portfolios in
                                                                         Franklin
                                                                         Templeton
                                                                        Investments
                                                                       Fund Complex
                                                          Length of     Overseen by
Name, Age and Address                        Position    Time Served     Trustee*      Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (52)            Trustee     Since 2001         20                   None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------
Robert E. Wade (60)                          Nominee         Not             25        Director, El Oro and
 500 East Broward Blvd.                                  Applicable                    Exploration Co., p.l.c.
 Suite 2100                                                                            (investments) and ARC
 Fort Lauderdale, FL                                                                   Wireless Solutions, Inc.
 33394-3091                                                                            (wireless components and
                                                                                       network products).

Principal Occupation During Past 5 Years
Practicing attorney.
-----------------------------------------------------------------------------------------------------------------

Nominee for Interested Trustee:
**Charles B. Johnson (73)                    Chairman    Chairman of        140                  None
 One Franklin Parkway                        of the       the Board
 San Mateo, CA                               Board,      since 1995
 94403-1906                                  Trustee     and Trustee
                                             and Vice     and Vice
                                             President    President
                                                         since 1994

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Charles B. Johnson is an "interested person" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Johnson is considered an interested person of the Trust due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Funds' Investment Managers and distributor, and his position with the Trust.

   The following tables provide the dollar range of the equity securities of the Funds and of all funds overseen by the nominees for Trustee in the Franklin Templeton Investments fund complex beneficially owned by the nominees for
Trustee:

Nominees for Independent Trustee:

                                                  Aggregate Dollar Range of
                                           Equity Securities in all Funds Overseen
                                                    or to be Overseen by
                    Dollar Range of Equity       the Nominee in the Franklin
                      Securities in the          Templeton Investments Fund
Name of Nominee             Funds*                        Complex**
----------------------------------------------------------------------------------
Harris J. Ashton...          None                       Over $100,000
Frank J. Crothers..          None                       Over $100,000
S. Joseph Fortunato          None                       Over $100,000
Edith E. Holiday...          None                       Over $100,000
Gordon S. Macklin..          None                       Over $100,000
David W. Niemiec...          None                       Over $100,000
Frank A. Olson.....          None                       Over $100,000
Larry D. Thompson..          None                       Over $100,000
Constantine D.
  Tseretopoulos....          None                       Over $100,000
Robert E. Wade.....          None                       Over $100,000

Nominees for Interested Trustee:

                                                  Aggregate Dollar Range of
                   Dollar Range of Equity   Equity Securities in all Funds Overseen by
                     Securities in the       the Nominee in the Franklin Templeton
Name of Nominee            Funds*                 Investments Fund Complex**
------------------------------------------------------------------------------------
Charles B. Johnson      Ex EM Fund
                        $1--$10,000                     Over $100,000

*  As of December 31, 2005.
** As of March 31, 2006.


How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust and the Funds are operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Trust, the Funds and the Funds' investment performance. The Trustees also oversee the services furnished to the Funds by Templeton Global Advisers Limited ("TGAL"), the investment manager for the Ex EM Fund and Templeton Income Fund, and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), the investment manager for Franklin Templeton Non-U.S. Dynamic Core Equity Fund (TGAL and FTAS are collectively referred to as the "Investment Managers"), and various other service providers. The Trust currently pays the Independent Trustees an annual retainer of $2,250 and a fee of $100 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended March 31, 2006, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each nominee for Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served. The Trust does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings. The Trust did not hold an annual meeting at which trustees were elected during its last fiscal year.

   Certain officers and a Trustee of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Managers and their affiliates from the funds in Franklin Templeton Investments. The Investment Managers or their affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

   The table below indicates the total fees paid to Independent Trustees by the Trust individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                                              Number of Boards
                                           Total Compensation  within Franklin
                               Aggregate     from Franklin        Templeton
                              Compensation     Templeton      Investments Fund
                                from the      Investments     Complex on which
 Name of Trustee                 Trust*      Fund Complex**   Trustee Serves***
 ------------------------------------------------------------------------------
 Harris J. Ashton............    $2,617         $404,038             42
 Frank J. Crothers...........     2,743          151,466             14
 S. Joseph Fortunato.........     2,731          406,036             43
 Edith E. Holiday............     2,731          403,749             41
 Gordon S. Macklin...........     2,631          379,002             42
 Fred R. Millsaps****........     2,076          225,466              0
 David W. Niemiec*****.......         0           42,687             13
 Frank A. Olson..............     2,743          231,486             29
 Larry D. Thompson*****......         0           35,187             12
 Constantine D. Tseretopoulos     2,743          151,466             14
 Robert E. Wade*****.........         0          220,234             15

--------
    * Compensation received for the fiscal year ended March 31, 2006.
   ** Compensation received for the calendar year ended December 31, 2005.
  *** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 47 U.S. registered investment companies, with approximately 153 U.S. based funds or series.
 **** Mr. Millsaps retired effective December 31, 2005.
***** Messrs. Niemiec, Thompson and Wade, who are nominees for Trustee, were not Trustees of the Trust during the fiscal year ended March 31, 2006.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

  Who are the Executive Officers of the Trust?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below for the Executive Officers are their names, ages and addresses, as well as their positions and length of service with the Trust, and principal occupations during the past five years.

    Name, Age and Address                  Position              Length of Time Served
    -------------------------------------------------------------------------------------
    Charles B. Johnson              Chairman of the Board,         Chairman of the
                                  Trustee and Vice President       Board since 1995
                                                                 and Trustee and Vice
                                                                 President since 1994
    Please refer to the table "Nominee for Interested Trustee" for additional information about Mr. Charles B. Johnson.
    -------------------------------------------------------------------------------------
    Harmon E. Burns (61)                Vice President                Since 1996
      One Franklin Parkway
      San Mateo, CA
      94403-1906

    Principal Occupation During Past 5 Years:
    Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
    Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive
    Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
    ---------------------------------------------------------------------------------------
    Jeffrey A. Everett (42)          President and Chief         President since 2001
      P.O. Box N-7759                Executive Officer--         and Chief Executive
      Lyford Cay,                   Investment Management        Officer--Investment
      Nassau, Bahamas                                              Management since
                                                                         2002

    Principal Occupation During Past 5 Years:
    President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton Investments.
    -------------------------------------------------------------------------------------

  Name, Age and Address                     Position              Length of Time Served
  -----------------------------------------------------------------------------------------
  Rupert H. Johnson, Jr. (65)            Vice President                Since 1996
    One Franklin Parkway
    San Mateo, CA
    94403-1906

  Principal Occupation During Past 5 Years:
  Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
  Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director,
  Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
  officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
  Templeton Investments.
  -----------------------------------------------------------------------------------------
  Jimmy D. Gambill (58)            Senior Vice President and           Since 2002
    500 East Broward Blvd.         Chief Executive Officer--
    Suite 2100                     Finance and Administration
    Fort Lauderdale, FL
    33394-3091

  Principal Occupation During Past 5 Years:
  President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
  Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton
  Investments.
  -----------------------------------------------------------------------------------------
  John R. Kay (65)                       Vice President                Since 1994
    500 East Broward Blvd.
    Suite 2100
    Fort Lauderdale, FL
    33394-3091

  Principal Occupation During Past 5 Years:
  Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
  Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services,
  LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and formerly, Vice
  President and Controller, Keystone Group, Inc.
  -----------------------------------------------------------------------------------------
  Craig S. Tyle (45)                   Vice President and                Since
    One Franklin Parkway              Assistant Secretary             October 2005
    San Mateo, CA
    94403-1906

  Principal Occupation During Past 5 Years:
  General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly,
  Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment
  Company Institute (ICI) (1997-2004).
  -----------------------------------------------------------------------------------------

       Name, Age and Address                  Position              Length of Time Served
       -----------------------------------------------------------------------------------------
       Barbara J. Green (58)             Vice President and         Vice President since
         One Franklin Parkway            Assistant Secretary         2000 and Assistant
         San Mateo, CA                                              Secretary since 2004
         94403-1906

       Principal Occupation During Past 5 Years:
       Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.;
       Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin
       Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
       Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
       Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton
       Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
       LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
       Franklin Templeton Investments; and formerly, Deputy Director, Division of
       Investment Management, Executive Assistant and Senior Advisor to the Chairman,
       Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
       Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
       Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
       -----------------------------------------------------------------------------------------
       David P. Goss (58)                Vice President and              Since 2000
         One Franklin Parkway            Assistant Secretary
         San Mateo, CA
         94403-1906

       Principal Occupation During Past 5 Years:
       Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
       -----------------------------------------------------------------------------------------
       Robert C. Rosselot (45)                Secretary                  Since 2004
         500 East Broward Blvd.
         Suite 2100
         Fort Lauderdale, FL
         33394-3091

       Principal Occupation During Past 5 Years:
       Associate General Counsel, Franklin Templeton Investments; Assistant Secretary,
       Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment
       Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
       International of the South; and officer of 14 of the investment companies in Franklin
       Templeton Investments.
       -----------------------------------------------------------------------------------------

   Name, Age and Address                    Position             Length of Time Served
   --------------------------------------------------------------------------------------
   Galen G. Vetter (54)            Chief Financial Officer and        Since 2004
     500 East Broward Blvd.         Chief Accounting Officer
     Suite 2100
     Fort Lauderdale, FL
     33394-3091

   Principal Occupation During Past 5 Years:
   Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Managing
   Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
   (1979-1987 and 1991-2004).
   --------------------------------------------------------------------------------------
   Gregory R. Seward (49)                   Treasurer                 Since 2004
     500 East Broward Blvd.
     Suite 2100
     Fort Lauderdale, FL
     33394-3091

   Principal Occupation During Past 5 Years:
   Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and formerly, Vice President,
   JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
   --------------------------------------------------------------------------------------
   James M. Davis (53)              Chief Compliance Officer       Chief Compliance
     One Franklin Parkway             and Vice President--        Officer since 2004
     San Mateo, CA                       AML Compliance          and Vice President--
     94403-1906                                                     AML Compliance
                                                                 since February 2006

   Principal Occupation During Past 5 Years:
   Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance,
   Franklin Resources, Inc. (1994-2001).
   --------------------------------------------------------------------------------------

INTRODUCTION TO PROPOSALS 2 AND 3

   The Ex EM Fund is subject to a number of fundamental investment restrictions that (1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Ex EM Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required or are no longer required under the federal securities laws; and (2) conform the Ex EM Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the SEC or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

   After the Ex EM Fund was created as a series of the Trust in 1995, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Ex EM Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

   The Board believes that there are several distinct advantages to revising the Ex EM Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and TGAL, the Ex EM Fund's Investment Manager, believe that the Ex EM Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and TGAL also believe that TGAL's ability to manage the Ex EM Fund's assets in a changing investment environment will be enhanced because the Ex EM Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Ex EM Fund and its service providers to more efficiently and more easily monitor portfolio compliance.

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Ex EM Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have amended their fundamental investment restrictions since 1996, when NSMIA was adopted. The proposed standardized investment restrictions will not affect the Ex EM Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Ex EM Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Ex EM Fund, nor does the Board anticipate that the proposed changes in the fundamental investment restrictions will materially change the manner in which the Ex EM Fund is currently managed and operated, except as described below under Sub-Proposal 2h. However, the Board, typically upon the recommendation of the Investment Manager, may change or modify the way the Ex EM Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Ex EM Fund is managed to take advantage of such increased flexibility, the Ex EM Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate. If a Sub-Proposal or Proposal 3 is not approved by shareholders, the current fundamental investment restriction(s) to which such Sub-Proposal or Proposal relates will remain in effect.

PROPOSAL 2:  TO APPROVE AMENDMENTS TO CERTAIN OF THE EX EM FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 2a-2h)

   The Ex EM Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in Exhibit B, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders of the Ex EM Fund are requested to vote separately on each Sub-Proposal in Proposal 2. Any Sub-Proposal that is approved by shareholders of the Ex EM Fund will be effective for the Ex EM Fund as of the date of the supplement to the Ex EM Fund's statement of additional information ("SAI") reflecting such changes to the Ex EM Fund's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval. The Board of Trustees recommends unanimously a vote "FOR" each Sub-Proposal.

Sub-Proposal 2a: To amend the Ex EM Fund's fundamental investment restriction regarding borrowing.

   The 1940 Act imposes certain limitations on borrowing activities of investment companies. In addition, a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

   Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

  What effect will amending the current borrowing restriction have on the Ex EM Fund?

   The Ex EM Fund's current investment restriction relating to borrowing prohibits the Ex EM Fund from borrowing, except that the Ex EM Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. The proposed investment restriction and the current restriction are substantially the same in that each permits the Ex EM Fund to borrow up to 33 1/3% of its total assets from banks. However, unlike the current investment restriction, the proposed investment restriction would also permit the Ex EM Fund to use the full flexibility granted to open-end investment companies under the 1940 Act by allowing borrowings of up to 5% of the Fund's total assets for temporary purposes from any other person.

   The proposed investment restriction would also permit the Ex EM Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Ex EM Fund, together with other funds in Franklin Templeton Investments, permitting the Ex EM Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). Under the current investment restriction, the Ex EM Fund is not able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed borrowing restriction would permit the Ex EM Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Ex EM Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Ex EM Fund to borrow from other affiliated entities, such as its Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Because the proposed borrowing restriction would provide the Ex EM Fund with some additional borrowing flexibility, to the extent that the Ex EM Fund uses such flexibility, the Ex EM Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. Any additional costs and risks to which the Ex EM Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

Sub-Proposal 2b: To amend the Ex EM Fund's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, the Ex EM Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Ex EM Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Ex EM Fund, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Ex EM Fund may be deemed to be an underwriter of its own securities.

  What effect will amending the current underwriting restriction have on the Ex EM Fund?

   The Ex EM Fund's current fundamental investment restriction relating to underwriting prohibits the Ex EM Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Ex EM Fund may sell securities that the Ex EM Fund owns or whether the Ex EM Fund may sell its own shares in those limited circumstances where the Ex EM Fund might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to the Ex EM Fund's current investment restriction by prohibiting the Ex EM Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Ex EM Fund may re-sell securities that the Ex EM Fund owns and that it may also sell its own shares.

   It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Ex EM Fund or affect the way the Ex EM Fund is currently managed or operated.

   The Ex EM Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities and purchasing securities on margin and engaging in short sales. The adoption of this Sub-Proposal would result in the separation of the Ex EM Fund's underwriting restriction from these other fundamental investment restrictions, including the Ex EM Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 2f below.) The Ex EM Fund is proposing to eliminate the restrictions on purchasing securities on margin and engaging in short sales. (See Proposal 3 below.)

Sub-Proposal 2c: To amend the Ex EM Fund's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

   Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Ex EM Fund enters into lending transactions under these limited circumstances, the Ex EM Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 2f below.)

  What effect will amending the current lending restriction have on the Ex EM Fund?

   The Ex EM Fund's current investment restriction regarding lending prohibits the Ex EM Fund from loaning money, except that the Ex EM Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, the Ex EM Fund may enter into repurchase agreements. Although the Ex EM Fund's current investment restriction permits the purchase of certain debt securities, the Ex EM Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of debt securities sold in private placement transactions, loan participations or engage in direct corporate loans, even if such investments would otherwise be consistent with the Ex EM Fund's investment goal and policies.

   The proposed fundamental investment restriction provides that the Ex EM Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Ex EM Fund with greater lending flexibility by permitting the Ex EM Fund to invest in non-publicly distributed debt securities, loan participations and direct corporate loans. To the extent that these investments are illiquid, they are subject to a non-fundamental investment restriction adopted by the Board, consistent with the SEC Staff's current position on illiquid securities, which prohibits the Ex EM Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction")./1/

   The proposed fundamental investment restriction also provides the Ex EM Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Ex EM Fund to loan money to other funds in Franklin Templeton Investments. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. Under the current investment restriction, the Ex EM Fund is not able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed investment restriction would permit the Ex EM Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Ex EM Fund would receive if the Ex
--------
/1/ An "illiquid security" is one that cannot be sold by a fund within seven days for a price that approximates the value that the fund has placed on that security on its books.

EM Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Ex EM Fund's ability to respond to changes in market, industry or regulatory conditions.

   Because the proposed lending restriction would provide the Ex EM Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, the Ex EM Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Ex EM Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, TGAL believes that the risks posed by these investments should be relatively modest.

Sub-Proposal 2d: To amend the Ex EM Fund's fundamental investment restriction regarding investments in real estate.

   Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Ex EM Fund's current fundamental investment restriction relating to real estate prohibits the Ex EM Fund from investing in real estate or mortgages on real estate, although the Ex EM Fund may invest in marketable securities secured by real estate or interests therein.

  What effect will amending the current real estate restriction have on the Ex EM Fund?

   The proposed restriction would permit the Ex EM Fund to continue to invest in marketable securities secured by real estate or interests therein. In addition, under the proposed restriction the Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit the Ex EM Fund to hold and sell real estate acquired by the Ex EM Fund as a result of owning a security or other instrument.

   Modifying the Ex EM Fund's real estate restriction may increase the Ex EM Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Ex EM Fund invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Ex EM Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Ex EM Fund's ability to invest in illiquid securities. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction. As a result, it is not currently intended that the Ex EM Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

   The Ex EM Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investing in commodities, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Ex EM Fund's restriction regarding investments in real estate from these other fundamental investment restrictions, including the Ex EM Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 2e below.) The Ex EM Fund is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 3 below.)

Sub-Proposal 2e: To amend the Ex EM Fund's fundamental investment restriction regarding investments in commodities.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Ex EM Fund?

   The current fundamental investment restriction regarding commodities states that the Ex EM Fund may not purchase or sell commodity contracts, except futures contracts as described in the Ex EM Fund's prospectus.

   The proposed fundamental investment restriction relating to commodities clarifies the ability of the Ex EM Fund to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities, whether or not such securities or instruments are described in the Ex EM Fund's prospectus. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Ex EM Fund is subject to limitations established by the Board regarding the use of futures contracts. Although the Ex EM Fund may in the future enter into futures contracts, currently the Board has adopted limitations on the Ex EM Fund's use of derivatives that preclude the Ex EM Fund from using futures. The use of futures contracts can involve substantial risks and, therefore, the Ex EM Fund would only invest in such futures contracts where TGAL believes such investments are advisable and then only to the extent permitted by the limitations established by the Board. It is not currently intended that TGAL would seek to change these limitations or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

   The Ex EM Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, investments in other investment companies, and investments in oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Ex EM Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Ex EM Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 2d above.) The Ex EM Fund is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas and other mineral development programs. (See Proposal 3 below.)

Sub-Proposal 2f:  To amend the Ex EM Fund's fundamental investment restriction regarding issuing senior securities.

   The 1940 Act requires the Ex EM Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

   SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian's books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

  What effect will amending the current senior securities restriction have on the Ex EM Fund?

   The current fundamental investment restriction relating to issuing senior securities prohibits the Ex EM Fund from issuing senior securities except as may be necessary in connection with permitted borrowings.

   The proposed restriction would permit the Ex EM Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation thereunder adopted, granted or issued by the SEC. The proposed restriction also would clarify that the Ex EM Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

   The Ex EM Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Ex EM Fund. However, the Ex EM Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Ex EM Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Ex EM Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

   The Ex EM Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting and purchasing securities on margin and engaging in short sales. The adoption of this Sub-Proposal would result in the separation of the Ex EM Fund's senior securities restriction from these other fundamental investment restrictions, including the Ex EM Fund's fundamental investment restriction relating to underwriting. (See Sub-Proposal 2b above.) The Ex EM Fund is proposing to eliminate the restrictions on purchasing securities on margin and engaging in short sales. (See Proposal 3 below.)

Sub-Proposal 2g: To amend the Ex EM Fund's fundamental investment restriction regarding industry concentration.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  What effect will amending the current industry concentration restriction have on the Ex EM Fund?

   The proposed concentration restriction is substantially the same as the Ex EM Fund's current restriction, except that (1) it modifies the Ex EM Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Ex EM Fund with investment flexibility that ultimately is expected to help the Ex EM Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. In addition, if Proposal 3 is approved, then the Ex EM Fund's current fundamental investment restriction relating to investments in other investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from the Ex EM Fund's concentration restriction. Even with this modified restriction, however, the Ex EM Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Ex EM Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

Sub-Proposal 2h: To amend the Ex EM Fund's fundamental investment restriction regarding diversification of investments.

   The 1940 Act prohibits "diversified" investment companies, like the Ex EM Fund, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

  What effect will amending the current diversification restriction have on the Ex EM Fund?

   The Ex EM Fund's current fundamental investment restriction regarding diversification of investments is more restrictive than the requirements of the 1940 Act in that the Ex EM Fund's current 5% and 10% limitations do not exclude securities of other investment companies, as permitted by the 1940 Act.

   The proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). Under the amended investment restriction, the Ex EM Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Ex EM Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments.

In conjunction with the Cash Sweep Order, the funds in Franklin Templeton Investments received a no-action letter from the Staff of the SEC allowing such funds that are diversified to treat an investment in unregistered money market funds as an investment in the securities of investment companies for purposes of the 1940 Act's diversification requirements (the "1999 Letter"). Amending the Ex EM Fund's current investment restriction regarding diversification would enable the Ex EM Fund to take greater advantage of the investment opportunities presented by the Cash Sweep Order and the 1999 Letter.

   The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Ex EM Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. Other than permitting the Ex EM Fund to take advantage of the Cash Sweep Order and the 1999 Letter, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Ex EM Fund is managed.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" SUB-PROPOSALS 2a-2h.

PROPOSAL 3:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE EX EM FUND'S
             FUNDAMENTAL INVESTMENT RESTRICTIONS.

   The Ex EM Fund's existing fundamental investment restrictions, including those recommended to be eliminated, are detailed in Exhibit B, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If the Ex EM Fund's shareholders approve Proposal 3, the elimination of such investment restrictions of the Ex EM Fund will be effective as of the date of the supplement to the Ex EM Fund's SAI reflecting such elimination of certain of the Ex EM Fund's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Ex EM Fund?

   Certain of the Ex EM Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other investment companies;
(2) purchasing securities on margin and engaging in short sales;
(3) mortgaging, pledging or hypothecating assets; and (4) participation in joint trading accounts. In addition, the fundamental investment restriction of the Ex EM Fund relating to investments in oil and gas programs was originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, this fundamental investment restriction is no longer required by law. As a result, the Ex EM Fund is no longer legally required to adopt or maintain an investment restriction relating to investments in oil and gas programs.

   Accordingly, TGAL has recommended, and the Board has determined, that these five restrictions (referred to in this Proposal 3 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Ex EM Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Ex EM Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Ex EM Fund's shareholders as it will provide the Ex EM Fund with increased flexibility to pursue its investment goal and will enhance TGAL's ability to manage the Ex EM Fund's assets in a changing investment environment.

  Which five (5) Restrictions is the Board recommending that the Ex EM Fund eliminate?

   The Ex EM Fund currently is subject to five Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in Exhibit B, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

   Investment in Other Investment Companies

   The Ex EM Fund's current fundamental investment restriction prohibits the Ex EM Fund from investing in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization). This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

   Upon elimination of this restriction, the Ex EM Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Ex EM Fund's ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Ex EM Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Ex EM Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Ex EM Fund's current restriction on investments in other investment companies would enable the Ex EM Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 2h above), because it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

   Oil and Gas Programs

   The Ex EM Fund has a fundamental investment restriction that prohibits the Ex EM Fund from investing in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Ex EM Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Purchasing Securities on Margin and Engaging in Short Sales

   The 1940 Act does not require the Ex EM Fund to adopt a fundamental investment restriction regarding purchasing on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 2f above). The Ex EM Fund's current fundamental investment restriction prohibits the Ex EM Fund from (1) purchasing securities on margin except that the Ex EM Fund may make margin payments in connection with futures, options and currency transactions; and (2) engaging in short sales of securities.

   Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Ex EM Fund to purchase securities on margin and engage in short sales. Therefore, TGAL does not anticipate that deleting the current restrictions will result in additional material risk to the Ex EM Fund at this time.

   Mortgage, Pledge or Hypothecate Assets

   The Ex EM Fund's current fundamental investment restriction prohibits the Ex EM Fund from mortgaging, pledging or hypothecating its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on futures contracts. This fundamental investment restriction is not required by the federal securities laws or any SEC interpretation thereof. Accordingly, the Board proposes that this fundamental investment restriction be eliminated.

   Joint Trading Accounts

   The Ex EM Fund's fundamental investment restriction relating to joint trading accounts prohibits the Ex EM Fund's participation on a joint or a joint and several basis in any trading account in securities. Because
Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

  What are the risks, if any, in eliminating the Restrictions?

   The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Ex EM Fund at this time. If this Proposal 3 is approved, the Ex EM Fund will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Ex EM Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions, except to the extent that the Ex EM Fund would take advantage of the Cash Sweep Order or invest in other money market mutual funds for cash management purposes.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 3.

PROPOSAL 4:  TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF
             TRUST

   The Trustees unanimously recommend that you approve an Amended and Restated Agreement and Declaration of Trust (the "New Declaration") for the Trust, substantially in the form attached to this Proxy Statement as Exhibit C. The

Trust was formed as a Delaware statutory trust pursuant to a Trust Instrument dated December 21, 1993 (the "Current Declaration"); however, since that time most of the other funds in Franklin Templeton Investments that have either been created as Delaware statutory trusts or have been (or will in the future be) reorganized into new Delaware statutory trusts have adopted Agreements and Declarations of Trust substantially similar to the New Declaration. The New Declaration is a more modern trust instrument.

  Why are the Trustees recommending approval of the New Declaration?

   The Trustees believe that there are advantages to approving the New Declaration. First, adopting an agreement and declaration of trust that is substantially similar to other funds within Franklin Templeton Investments that are Delaware statutory trusts would promote uniformity of Trust administration with such other funds and therefore could make trust compliance less burdensome and costly for the Trust and its shareholders.

   The New Declaration also gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. Adoption of the New Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

  How does the Current Declaration compare to the New Declaration?

   Adopting the New Declaration is expected to provide benefits to the Trust and its shareholders, some of which are discussed above. Most of the funds in Franklin Templeton Investments that are now or are likely to become Delaware statutory trusts have adopted agreements and declarations of trust substantially similar to the New Declaration. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Trust, analyze and interpret substantially similar governing documents, rather than multiple and varied governing documents, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar trust environment.

   A comparison of some of the more significant provisions of New Declaration and the Current Declaration are included in Exhibit D to this Proxy Statement, which is entitled "A Comparison of Governing Documents." The New

Declaration amends the Current Declaration in a number of ways, including
(i) the expanded ability of the Board of Trustees, subject to applicable federal and state law, to approve the liquidation or reorganization of the Trust or a Fund without shareholder approval, (ii) the vote required by shareholders to approve certain matters, and (iii) clarification of the limitation of liability for the Trust's officers and agents and the Trust's ability to indemnify its agents. The comparison attached as Exhibit D summarizes some of the more significant amendments to the Current Declaration effected by the New Declaration. In addition to the changes described above and in Exhibit D, there are other substantive and stylistic differences between the New Declaration and the Current Declaration. The discussion above and in Exhibit D is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Exhibit C to this proxy statement.

   Adoption of the New Declaration will not result in any changes in any of the Trust's Trustees or officers, in the investment policies or strategies described in the Funds' current prospectuses and statements of additional information, in the Funds' service providers or in the fees or expenses incurred by the Funds. If Proposal 4 is not approved, the Current Declaration will remain unchanged and in effect.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4.

..  ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

   The Investment Manager. The Investment Manager of the Ex EM Fund and Templeton Income Fund is Templeton Global Advisors Limited ("TGAL"), P.O. Box N-7759, Lyford Cay, Nassau, Bahamas. The Investment Manager of Franklin Templeton Non-U.S. Dynamic Core Equity Fund is Franklin Templeton Alternative Strategies, Inc. ("FTAS"), One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to investment management agreements, the Investment Managers manage the investment and reinvestment of each Fund's assets. Each Investment Manager is an indirect, wholly owned subsidiary of Resources.

   Under separate agreements with FTAS, Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, and Franklin Templeton Institutional, LLC ("FTI"), 600 Fifth Avenue, New York, New York 10020-2302, are sub-advisors to Franklin Templeton Non-U.S. Dynamic Core Equity Fund. TICL and FTI provide FTAS with investment advice and assistance.

   Under a separate agreement with TGAL, Franklin Advisers, Inc. ("Advisers"), One Franklin Parkway, San Mateo, California 94403-1906, is the sub-advisor to Templeton Income Fund. Advisers provides TGAL with investment advice and assistance.

   The Administrator. The administrator of the Funds is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Managers. Pursuant to an administration agreement, FT Services performs certain administrative functions for each Fund.

   The Underwriter. The underwriter for the Funds is Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

   The Transfer Agent. The transfer agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

   The Custodians. The custodian for the Ex EM Fund and the Franklin Templeton Non-U.S. Dynamic Core Equity Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245. The custodian for the Templeton Income Fund is Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286.

   Pending Litigation. On August 2, 2004, Resources announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant.

   Resources, certain of its subsidiaries and certain funds, current and former officers, employees, and directors/trustees have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs.

Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Resources' subsidiaries, allegedly resulting in market timing activity.

   The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings regarding market timing, each as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds, including the Trust, or Resources. To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

   Resources previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Resources' website at franklintempleton.com under "Statement on Current Industry Issues."

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2005 and the unaudited financial statements and semi-annual report for the six months ended September 30, 2005, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

   Principal Shareholders. As of April 3, 2006, the outstanding shares and classes of the Funds were as follows:

       Fund                                 Number of Shares Outstanding
       ----                                 ----------------------------

       Franklin Templeton Non-U.S. Dynamic
         Core Equity Fund
              Advisor Class                           200,000.000

       Templeton International (Ex EM) Fund
              Class A                               2,952,193.931
              Class C                               1,794,061.645
              Advisor Class                            28,311.328

       Templeton Income Fund
              Class A                              31,341,448.291
              Class C                              15,957,408.471
              Class R                                 147,925.971
              Advisor Class                           469,341.423

   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of April 3, 2006, the only other entities owning beneficially more than 5% of the outstanding shares of any class of any Fund were:

                                                              Percentage of
                                            Amount and Nature  Outstanding
                                     Share    of Beneficial   Shares of the
       Name and Address              Class      Ownership       Class (%)
       ----------------             ------- ----------------- -------------
       Franklin Templeton Non-U.S.
         Dynamic Core Equity Fund
       Franklin Advisers Inc.       Advisor    200,000.000       100.00
       One Franklin Parkway
       San Mateo, CA 94403-1906

       Templeton International (Ex EM) Fund
       SEI Private Trust Company       A       422,724.741        14.32
       c/o Wachovia Bank
       Attn: Mutual Fund Admin
       1 Freedom Valley Dr
       Oaks, PA 19456-1499

                                                              Percentage of
                                            Amount and Nature  Outstanding
                                     Share    of Beneficial   Shares of the
    Name and Address                 Class      Ownership       Class (%)
    ----------------                ------- ----------------- -------------
    FTB&T Cust for the Simple-      Advisor       2,675.769        9.45
      IRA of Atropical Realty A T R
      Mgmt Corp
    FBO Max R. Truniger
    One Franklin Parkway
    San Mateo, CA 94403-1906

    Templeton Income Fund
    Franklin Advisers Inc.             A      3,988.000.000       12.72
    One Franklin Parkway
    San Mateo, CA 94403-1906

    Hackett Fam Trust               Advisor     197,483.450       42.08
    Michael G. Hackett and
    Denise Hackett Trste
    Folsom, CA 95630-7135

    John M. Lusk                    Advisor      36,215.260        7.72
    One Franklin Parkway
    San Mateo, CA 94403-1906

    FTB&T Cust for the Rollover        R        110,046.670       74.39
      IRA of Paul J. Malatesta
    One Franklin Parkway
    San Mateo, CA 94403-1906

    FTB&T Cust for the Rollover        R         13,954.745        9.43
      IRA of Denise B. Powell
    One Franklin Parkway
    San Mateo, CA 94403-1906

    FTB&T Cust for the Rollover        R          8,126.417        5.49
      IRA of John D. Rees
    One Franklin Parkway
    San Mateo, CA 94403-1906

                                                               Percentage of
                                             Amount and Nature  Outstanding
                                       Share   of Beneficial   Shares of the
    Name and Address                   Class     Ownership       Class (%)
    ----------------                   ----- ----------------- -------------
    FTB&T Cust for the Rollover IRA of   R       8,094.166         5.47
    Kathryn A. Johnson
    One Franklin Parkway
    San Mateo, CA 94403-1906

   As of April 3, 2006, the nominees, Trustees and officers of the Trust as a group, owned of record and beneficially 2.13% of the Advisor Class shares of Templeton Income Fund, of which 1.98% is owned by Mr. Robert E. Wade and 0.15% is owned by Mr. Charles B. Johnson, and less than 1% of the outstanding shares of any other class of the Funds.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Trust's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

..  AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Trust's Audit Committee is responsible for the appointment, compensation and retention of the Trust's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Trust's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal auditing. The Audit Committee is currently comprised of Messrs. Crothers, Olson (Chairman) and Tseretopoulos, all of whom are Independent Trustees.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $31,601 for the fiscal year ended
March 31, 2005 and $15,438 for the fiscal year ended March 31, 2004.

   Audit-Related Fees. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these services were $0 for the fiscal year ended March 31, 2005 and $51,489 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Trust for the fiscal year ended March 31, 2005 or for the fiscal year ended March 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these tax services were $5,253 for the fiscal year ended March 31, 2005 and $907 for the fiscal year ended March 31, 2004. The tax services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees paid for products and services provided by PwC to the Trust, other than the services reported above, were $0 for the fiscal year ended March 31, 2005 and $45 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Managers and certain entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The aggregate fees paid to PwC for such other services and not reported above were $0 for the Trust's fiscal year ended March 31, 2005 and $99,955 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Trust and to the Investment Managers or to any entity controlling, controlled by, or under common control with the Investment
Managers that provide ongoing services to the Trust were $5,253 for the fiscal year ended March 31, 2005 and $152,396 for the fiscal year ended March 31, 2004.

   The Audit Committee has determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Managers and to any entities controlling, controlled by, or under common control with the Investment Managers that provide ongoing services to the Trust is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust has engaged InvestorConnect, a division of The Altman Group, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated cost of approximately $7,000 to $13,000, including out-of-pocket expenses. The Trust expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Trust does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Investment Managers involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that broker-dealers may vote on Proposal 1, Election of a Board of Trustees, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. One-third of the shares entitled to vote on a Proposal--present in person or represented by proxy--constitutes a quorum at the Meeting for purposes of acting upon such Proposal. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. Shareholders of all Funds will vote together on Proposals 1 and 4. Shareholders of the Ex EM Fund only will vote on Proposals 2 and 3. Proposal 1, to elect a Board of Trustees, requires the affirmative vote of a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at the Meeting at which a quorum is present. Proposal 2, to approve amendments to certain of the Ex EM Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 3, to approve the elimination of certain of the Ex EM Fund's fundamental investment restrictions, each require, with respect to the Ex EM Fund, the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Fund; or (ii) 67% or more of the outstanding shares of that Fund present at the Meeting, if the holders of more than 50% of that Fund's outstanding shares are present or represented by proxy. Proposal 4, to approve the New Declaration, requires the affirmative vote of a majority of the shares of the Trust voted in person or by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but broker non-votes will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1 and will have the effect of a vote "against" Proposals 2, 3 and 4.

   Simultaneous Meetings. The Meeting is to be held at the same time as a meeting of shareholders of Templeton Global Opportunities Trust. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

   Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, or by the Chairperson of the Board, the president of the Trust or other authorized officer of the Trust. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with Delaware law and the Trust's By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC's proxy rules.

   Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                  By Order of the Board of Trustees,

                                  Robert C. Rosselot
                                  Secretary

April 12, 2006

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I.  The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.  Committee Nominations and Functions.

   The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.  Other Powers and Responsibilities.

   1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                                                      EXHIBIT B

                     TEMPLETON INTERNATIONAL (EX EM) FUND

                      FUNDAMENTAL INVESTMENT RESTRICTIONS
                     PROPOSED TO BE AMENDED OR ELIMINATED

                  CURRENT
                INVESTMENT                 CURRENT                        PROPOSED
                RESTRICTION              FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR      NUMBER &                RESTRICTION                     RESTRICTION
SUB-PROPOSAL      SUBJECT          The Ex EM Fund may not:         The Ex EM Fund may not:
------------ ----------------- ------------------------------- --------------------------------
     2d      1. (Real Estate)  Invest in real estate or        Purchase or sell real estate
                               mortgages on real estate        unless acquired as a result of
                               (although the Fund may          ownership of securities or
                               invest in marketable            other instruments and
                               securities secured by real      provided that this restriction
                               estate or interests therein).   does not prevent the Fund
                                                               from (i) purchasing or selling
                                                               securities secured by real
                                                               estate or interest therein or
                                                               securities of issuers that
                                                               invest, deal or otherwise
                                                               engage in transactions in real
                                                               estate or interests therein, and
                                                               (ii) making, purchasing or
                                                               selling real estate mortgage
                                                               loans.

     3       1. (Investment in Invest in other open-end        Proposed to be Eliminated.
             Other Investment  investment companies
             Companies)        (except in connection with a    Note: The Ex EM Fund will
                               merger, consolidation,          still be subject to the
                               acquisition or                  restrictions of section 12(d) of
                               reorganization).                the 1940 Act, or any rules or
                                                               exemptions or interpretations
                                                               thereunder that may be
                                                               adopted, granted or issued by
                                                               the SEC, which restrict an
                                                               investment company's
                                                               investments in other
                                                               investment companies.

     3       1. (Oil and Gas   Invest in interests (other than Proposed to be Eliminated.
             Programs)         publicly issued debentures or
                               equity stock interests) in oil,
                               gas or other mineral
                               exploration or development
                               programs.

     2e      1. (Commodities)  Purchase or sell commodity      Purchase or sell physical
                               contracts (except futures       commodities, unless acquired
                                                               as a result of ownership of

                   CURRENT
                 INVESTMENT                 CURRENT                        PROPOSED
                 RESTRICTION              FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR       NUMBER &                RESTRICTION                     RESTRICTION
SUB-PROPOSAL       SUBJECT          The Ex EM Fund may not:         The Ex EM Fund may not:
------------ ------------------- ------------------------------ --------------------------------
                                 contracts as described in the  securities or other instruments
                                 Fund's prospectus).            and provided that this
                                                                restriction does not prevent the
                                                                Fund from engaging in
                                                                transactions involving
                                                                currencies and futures
                                                                contracts and options thereon
                                                                or investing in securities or
                                                                other instruments that are
                                                                secured by physical
                                                                commodities.

     2h      2. (Diversification Purchase any security (other   Purchase the securities of any
             of Investments)     than obligations of the U.S.   one issuer (other than the U.S.
                                 government, its agencies or    government or any of its
                                 instrumentalities) if, as a    agencies or instrumentalities
                                 result, as to 75% of the       or securities of other
                                 Fund's total assets (a) more   investment companies,
                                 than 5% of the Fund's total    whether registered or excluded
                                 assets would then be invested  from registration under
                                 in securities of any single    Section 3(c) of the 1940 Act)
                                 issuer, or (b) the Fund would  if immediately after such
                                 then own more than 10% of      investment (a) more than 5%
                                 the voting securities of any   of the value of the Fund's total
                                 single issuer.                 assets would be invested in
                                                                such issuer or (b) more than
                                                                10% of the outstanding voting
                                                                securities of such issuer would
                                                                be owned by the Fund, except
                                                                that up to 25% of the value of
                                                                the Fund's total assets may be
                                                                invested without regard to
                                                                such 5% and 10% limitations.

     2b      3. (Underwriting)   Act as an underwriter.         Act as an underwriter except
                                                                to the extent the Fund may be
                                                                deemed to be an underwriter
                                                                when disposing of securities it
                                                                owns or when selling its own
                                                                shares.

     2f      3. (Senior          Issue senior securities except Issue senior securities, except
             Securities)         as set forth in [current]      to the extent permitted by the
                                 Fundamental Investment         1940 Act or any rules,
                                 Restriction 6 below regarding  exemptions or interpretations
                                 mortgaging, pledging or        thereunder that may be
                                 hypothecating assets.          adopted, granted or issued by
                                                                the SEC.

                  CURRENT
                INVESTMENT                 CURRENT                        PROPOSED
                RESTRICTION              FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR      NUMBER &                RESTRICTION                     RESTRICTION
SUB-PROPOSAL      SUBJECT          The Ex EM Fund may not:         The Ex EM Fund may not:
------------ ----------------- ------------------------------- --------------------------------
     3       3. (Purchase      Purchase on margin or sell      Proposed to be Eliminated.
             Securities on     short, except that the Fund     Note: The Fund will still be
             Margin and        may make margin payments        subject to the fundamental
             Engaging in Short in connection with futures,     investment restriction on
             Sales)            options and currency            issuing senior securities
                               transactions.                   described in Sub-Proposal 2f
                                                               above.

     2c      4. (Lending)      Loan money, except that the     Make loans to other persons
                               Fund may (a) purchase a         except (a) through the lending
                               portion of an issue of publicly of its portfolio securities, (b)
                               distributed bonds, debentures,  through the purchase of debt
                               notes and other evidences of    securities, loan participations
                               indebtedness, (b) enter into    and/or engaging in direct
                               repurchase agreements and       corporate loans in accordance
                               (c) lend its portfolio          with its investment goals and
                               securities.                     policies, and (c) to the extent
                                                               the entry into a repurchase
                                                               agreement is deemed to be a
                                                               loan. The Fund may also make
                                                               loans to other investment
                                                               companies to the extent
                                                               permitted by the 1940 Act or
                                                               any rules, exemptions or
                                                               interpretations thereunder
                                                               which may be adopted,
                                                               granted or issued by the SEC.

     2a      5. (Borrowing)    Borrow money, except that       Borrow money, except to the
                               the Fund may borrow money       extent permitted by the 1940
                               from banks in an amount not     Act, or any rules, exemptions
                               exceeding 33 1/3% of the        or interpretations thereunder
                               value of its total assets       that may be adopted, granted
                               (including the amount           or issued by the SEC.
                               borrowed).

     3       6. (Mortgage,     Mortgage, pledge or             Proposed to be Eliminated.
             Pledge or         hypothecate its assets (except
             Hypothecate       as may be necessary in
             Assets)           connection with permitted
                               borrowings); provided,
                               however, this does not
                               prohibit escrow, collateral or
                               margin arrangements in
                               connection with its use of
                               options, futures contracts and
                               options on future contracts.

                CURRENT
              INVESTMENT               CURRENT                        PROPOSED
              RESTRICTION            FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR    NUMBER &              RESTRICTION                     RESTRICTION
SUB-PROPOSAL    SUBJECT        The Ex EM Fund may not:         The Ex EM Fund may not:
------------ -------------- ------------------------------ --------------------------------
     2g      7. (Industry   Invest more than 25% of its    Invest more than 25% of the
             Concentration) total assets in a single       Fund's net assets in securities
                            industry.                      of issuers in any one industry
                                                           (other than securities issued or
                                                           guaranteed by the U.S.
                                                           government or any of its
                                                           agencies or instrumentalities
                                                           or securities of other
                                                           investment companies).

     3       8. (Joint      Participate on a joint or a    Proposed to be Eliminated.
             Accounts)      joint and several basis in any
                            trading account in securities.
                            See "[Portfolio
                            Transactions]" in the Ex EM
                            Fund's statement of
                            additional information as to
                            transactions in the same
                            securities for the Fund, other
                            clients and/or other mutual
                            funds within Franklin
                            Templeton Investments.

                                                                      EXHIBIT C

                                    FORM OF

                             AMENDED AND RESTATED

                      AGREEMENT AND DECLARATION OF TRUST

                                      OF

                       TEMPLETON GLOBAL INVESTMENT TRUST
                          a Delaware Statutory Trust

(Original Trust Agreement was adopted December 21, 1993;

current Amended & Restated Agreement and Declaration of Trust

                            adopted       , 2006.)

                               TABLE OF CONTENTS

                                                                          Page
 -                                                                        ----
   ARTICLE I. NAME; OFFICES; REGISTERED AGENT;
              DEFINITIONS................................................   6

   SECTION 1. NAME.......................................................   6

   SECTION 2. OFFICES OF THE TRUST.......................................   6

   SECTION 3. REGISTERED AGENT AND REGISTERED OFFICE.....................   6

   SECTION 4. DEFINITIONS................................................   6

  ARTICLE II. PURPOSE OF TRUST...........................................   9

 ARTICLE III. SHARES.....................................................  13

   SECTION 1. DIVISION OF BENEFICIAL INTEREST............................  13

   SECTION 2. OWNERSHIP OF SHARES........................................  15

   SECTION 3. SALE OF SHARES.............................................  15

   SECTION 4. STATUS OF SHARES AND LIMITATION OF PERSONAL
              LIABILITY..................................................  15

   SECTION 5. POWER OF BOARD OF TRUSTEES TO MAKE TAX STATUS
              ELECTION...................................................  16

   SECTION 6. ESTABLISHMENT AND DESIGNATION OF SERIES AND
              CLASSES....................................................  16
              (a) Assets Held with Respect to a Particular Series........  17
              (b) Liabilities Held with Respect to a Particular Series or
                  Class..................................................  17
              (c) Dividends, Distributions and Redemptions...............  19
              (d) Voting.................................................  19
              (e) Equality...............................................  19
              (f) Fractions..............................................  20
              (g) Exchange Privilege.....................................  20
              (h) Combination of Series..................................  20
              (i) Dissolution or Termination.............................  20

   SECTION 7. INDEMNIFICATION OF SHAREHOLDERS............................  20

  ARTICLE IV. THE BOARD OF TRUSTEES......................................  21

   SECTION 1. NUMBER, ELECTION, TERM, REMOVAL AND
              RESIGNATION................................................  21

   SECTION 2. TRUSTEE ACTION BY WRITTEN CONSENT WITHOUT A
              MEETING....................................................  22

                                                                        Page
           -                                                            ----
             SECTION 3. POWERS; OTHER BUSINESS INTERESTS; QUORUM AND
                        REQUIRED VOTE..................................  22
                        (a)      Powers................................  22
                        (b)      Other Business Interests..............  24
                        (c)      Quorum and Required Vote..............  24

             SECTION 4. PAYMENT OF EXPENSES BY THE TRUST...............  24

             SECTION 5. PAYMENT OF EXPENSES BY SHAREHOLDERS............  25

             SECTION 6. OWNERSHIP OF TRUST PROPERTY....................  25

             SECTION 7. SERVICE CONTRACTS..............................  25

             ARTICLE V. SHAREHOLDERS' VOTING POWERS AND
                        MEETINGS.......................................  27

             SECTION 1. VOTING POWERS..................................  27

             SECTION 2. QUORUM AND REQUIRED VOTE.......................  27

             SECTION 3. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT
                        A MEETING......................................  28

             SECTION 4. RECORD DATES...................................  28

             SECTION 5. ADDITIONAL PROVISIONS..........................  30

            ARTICLE VI. NET ASSET VALUE; DISTRIBUTIONS;
                        REDEMPTIONS; TRANSFERS.........................  30

             SECTION 1. DETERMINATION OF NET ASSET VALUE, NET INCOME AND
                        DISTRIBUTIONS...........................         30

             SECTION 2. REDEMPTIONS AT THE OPTION OF A SHAREHOLDER.....  32

             SECTION 3. REDEMPTIONS AT THE OPTION OF THE TRUST.........  33

             SECTION 4. TRANSFER OF SHARES.............................  34

           ARTICLE VII. LIMITATION OF LIABILITY AND
                        INDEMNIFICATION OF AGENT.......................  34

             SECTION 1. LIMITATION OF LIABILITY........................  34

             SECTION 2. INDEMNIFICATION................................  35
                        (a)      Indemnification by Trust..............  35
                        (b)      Exclusion of Indemnification..........  36
                        (c)      Required Approval.....................  36
                        (d)      Advancement of Expenses...............  36
                        (e)      Other Contractual Rights..............  36
                        (f)      Fiduciaries of Employee Benefit Plan..  36

                                                                          Page
                 -                                                        ----
                    SECTION 3. INSURANCE.................................  36

                    SECTION 4. DERIVATIVE ACTIONS........................  37

                 ARTICLE VIII. CERTAIN TRANSACTIONS......................  37

                    SECTION 1. DISSOLUTION OF TRUST OR SERIES............  37

                    SECTION 2. MERGER OR CONSOLIDATION; CONVERSION;
                               REORGANIZATION............................  38
                               (a)            Merger or Consolidation....  38
                               (b)            Conversion.................  39
                               (c)            Reorganization.............  40

                    SECTION 3. MASTER FEEDER STRUCTURE...................  41

                    SECTION 4. ABSENCE OF APPRAISAL OR DISSENTERS' RIGHTS  41

                   ARTICLE IX. AMENDMENTS................................  41

                    SECTION 1. AMENDMENTS GENERALLY......................  41

                    ARTICLE X. MISCELLANEOUS.............................  42

                    SECTION 1. REFERENCES; HEADINGS; COUNTERPARTS........  42

                    SECTION 2. APPLICABLE LAW............................  42

                    SECTION 3. PROVISIONS IN CONFLICT WITH LAW OR
                               REGULATIONS...............................  42

                    SECTION 4. STATUTORY TRUST ONLY......................  43

                    SECTION 5. USE OF THE NAMES "FRANKLIN" OR "TEMPLETON".  43

                                    FORM OF
                        AMENDED AND RESTATED AGREEMENT
                                      AND
                             DECLARATION OF TRUST

                                      OF

                       TEMPLETON GLOBAL INVESTMENT TRUST

   This AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of
this        day of       , 2006, by the Trustees hereunder, and by the holders
of Shares issued by the Templeton Global Investment Trust (the "Trust"), and
(i) incorporates herein and makes a part of this Amended and Restated Agreement and Declaration of Trust the resolutions of the Board of Trustees of the Trust adopted prior to the date set forth above, pursuant to Article II of the Trust Agreement for the Trust originally entered into by the Trustees on December 21, 1993, as amended or restated to date ("Original Trust Agreement"), regarding the establishment and designation of Series and/or Classes of Shares of the Trust, and any amendments or modifications to such resolutions adopted through the date hereof, as of the date of the adoption of each such resolution, and
(ii) amends and restates the Original Trust Agreement pursuant to Article XI,
Section 11.08 of such Original Trust Agreement, as hereinafter provided.

                                  WITNESSETH:

   WHEREAS this Trust was formed to carry on the business of an open-end management investment company as defined in the 1940 Act; and

   WHEREAS this Trust is authorized to divide its Shares into two or more Classes, to issue its Shares in separate Series, to divide Shares of any Series into two or more Classes and to issue Classes of the Trust or the Series, if any, all in accordance with the provisions hereinafter set forth; and

   WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act, as amended from time to time, and the provisions hereinafter set forth;

   NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets that they may from time to time acquire in any manner as Trustees hereunder IN TRUST and will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares created hereunder as hereinafter set forth.

                                  ARTICLE I.

                 NAME; OFFICES; REGISTERED AGENT; DEFINITIONS

   Section 1. Name. This Trust shall be known as "Templeton Global Investment Trust" and the Board of Trustees shall conduct the business of the Trust under that name, or any other name as it may from time to time designate.

   Section 2. Offices of the Trust. The Board may at any time establish offices of the Trust at any place or places where the Trust intends to do business.

   Section 3. Registered Agent and Registered Office. The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth in the Trust's Certificate of Trust.

   Section 4. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

       (a) "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

       (b) "Affiliate" shall have the same meaning as "affiliated person" as such term is defined in the 1940 Act when used with reference to a specified Person, as defined below.

       (c) "Board of Trustees" shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Article IV hereof, having the powers and duties set forth herein;

       (d) "By-Laws" shall mean By-Laws of the Trust, as amended or restated from time to time. Such By-Laws may contain any provision not inconsistent with applicable law or this Declaration of Trust, relating to the governance of the Trust;

       (e) "Certificate of Trust" shall mean the certificate of trust of the Trust filed with the office of the Secretary of State of the State of Delaware on December 21, 1993, pursuant to the Delaware Statutory Trust Act, as such certificate has been or shall be amended or restated from time to time;

       (f) "Class" shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III hereof or Article II of the Original Trust Agreement;

       (g) "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended from time to time;

       (h) "Commission" shall have the meaning given that term in the 1940 Act;

       (i) "DSTA" shall mean the Delaware Statutory Trust Act (12 Del. C. (S) 3801, et seq.), as amended from time to time;

       (j) "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust, including resolutions of the Board of Trustees of the Trust that have been adopted prior to the date of this document, or that may be adopted hereafter, regarding the establishment and designation of Series and/or Classes of Shares of the Trust, and any amendments or modifications to such resolutions, as of the date of the adoption of each such resolution;

       (k) "General Liabilities" shall have the meaning given it in Article III, Section 6(b) of this Declaration of Trust;

       (l) "Interested Person" shall have the meaning given that term in the 1940 Act;

       (m) "Investment Adviser" or "Adviser" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) hereof;

       (n) "National Financial Emergency" shall mean the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust fairly to determine the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors;

       (o) "Person" shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust;

       (p) "Principal Underwriter" shall have the meaning given that term in the 1940 Act;

       (q) "Series" shall mean each Series of Shares established and designated under and in accordance with the provisions of Article III hereof or Article II, Section 2.06 of the Original Trust Agreement;

       (r) "Shares" shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust have been or shall be divided from time to time, and shall include fractional and whole Shares;

       (s) "Shareholder" shall mean a record owner of Shares pursuant to the By-Laws;

       (t) "Trust" shall mean Templeton Global Investment Trust, the Delaware statutory trust formed hereby and by filing of the Certificate of Trust with the office of the Secretary of State of the State of Delaware;

       (u) "Trust Property" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or one or more of any Series thereof, including, without limitation, the rights referenced in Article X, Section 5 hereof;

       (v) "Trustee" or "Trustees" shall mean each Person who signs this Declaration of Trust as a trustee and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the By-Laws. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a trustee or trustees hereunder and under the By-Laws; and

       (w) "vote of a majority of the outstanding voting securities" shall have the meaning provided under Subsection 2(a)(42) of the 1940 Act or any successor provision thereof, which Subsection, as of the date hereof, provides as follows: the vote, at a meeting of the Shareholders, (i) of sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Trust are present or represented by proxy; or (ii) of more than fifty percent (50%) of the outstanding voting securities of the Trust, whichever is less; provided that if any matter affects only the interests of some but not all Series or Classes and only the Shareholders of such affected Series or Classes shall be entitled to vote on the matter, as provided in Article III, Section 6(d) hereof, then for purposes of the foregoing vote, the foregoing respective percentages shall be percentages of the voting securities of such Series or Classes rather than the voting securities of the Trust.

                                  ARTICLE II.

                               PURPOSE OF TRUST

   The purpose of the Trust is to conduct, operate and carry on the business of a registered management investment company registered under the 1940 Act, directly, or if one or more Series is established hereunder, through one or more Series, investing primarily in securities, and to exercise all of the powers, rights and privileges granted to, or conferred upon, a statutory trust formed under the DSTA, including, without limitation, the following powers:

       (a) To hold, invest and reinvest its funds, and in connection therewith, to make any changes in the investment of the assets of the Trust, to hold part or all of its funds in cash, to hold cash uninvested, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, shares, units of beneficial interest, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, money market instruments, certificates of deposit or indebtedness, bills, notes, mortgages, commercial paper, repurchase or reverse repurchase agreements, bankers' acceptances, finance paper, and any options, certificates, receipts, warrants, futures contracts or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein or in any property or assets, and other securities of any kind, as the foregoing are issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities;

       (b) To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;

       (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

       (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

       (e) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities and/or other property;

       (f) To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

       (g) To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

       (h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

       (i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

       (j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

       (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

       (l) To purchase and pay for entirely out of Trust Property such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the By-Laws and by applicable law;

       (m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

       (n) To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds;

       (o) To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property;

       (p) To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

       (q) To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount;

       (r) To issue, purchase, sell and transfer, reacquire, hold, trade and deal in stocks, Shares, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to re-acquire and redeem, from time to time, its Shares or, if any, its bonds, debentures and other securities;

       (s) To engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in the Shareholder's own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

       (t) To exercise and enjoy, in Delaware and in any other states, territories, districts and United States dependencies and in foreign countries, all of the foregoing powers, rights and privileges, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights or privileges so granted or conferred; and

       (u) In general, to carry on any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of, or connected with, its business or purposes, objects or powers.

   The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

   The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

                                 ARTICLE III.

                                    SHARES

   Section 1. Division of Beneficial Interest.

       (a) The beneficial interest in the Trust shall be divided into Shares, each with a par value of $0.01 per Share. The number of Shares in the Trust authorized under the Original Trust Instrument and authorized hereunder, and of each Series and Class as may be established from time to time, is unlimited. The Board of Trustees may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series into separate Classes of Shares in accordance with the 1940 Act. As of the effective date of this Declaration of Trust, any new Series and Classes shall be established and designated pursuant to Article III,
Section 6 hereof. If no separate Series or Classes of Series shall be established, the Shares shall have the rights, powers and duties provided for herein and in Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and Classes shall be construed (as the context may require) to refer to the Trust.

           (i)The fact that the Trust shall have one or more established and designated Classes of the Trust, shall not limit the authority of the Board of Trustees to establish and designate additional Classes of the Trust. The fact that one or more Classes of the Trust shall have initially been established and designated without any specific establishment or designation of a Series (i.e., that all Shares of the Trust are initially Shares of one or more Classes) shall not limit the authority of the Board of Trustees to later establish and designate a Series and establish and designate the Class or Classes of the Trust as Class or Classes, respectively, of such Series.

          (ii)The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class) shall not limit the authority of the Board of

              Trustees to establish and designate separate Classes of said Series. The fact that a Series shall have more than one established and designated Class, shall not limit the authority of the Board of Trustees to establish and designate additional Classes of said Series.

       (b) The Board of Trustees shall have the power to issue authorized, but unissued Shares of beneficial interest of the Trust, or any Series and Class thereof, from time to time for such consideration paid wholly or partly in cash, securities or other property, as may be determined from time to time by the Board of Trustees, subject to any requirements or limitations of the 1940 Act. The Board of Trustees, on behalf of the Trust, may acquire and hold as treasury shares, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Trust. The Board of Trustees may classify or reclassify any unissued Shares of beneficial interest or any Shares of beneficial interest of the Trust or any Series or Class thereof, that were previously issued and are reacquired, into one or more Series or Classes that may be established and designated from time to time. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

       (c) Subject to the provisions of Section 6 of this Article III, each Share shall entitle the holder to voting rights as provided in Article V hereof. Shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued Shares or other securities issued by the Trust or any Series thereof. The Board of Trustees may from time to time divide or combine the Shares of the Trust or any particular Series thereof into a greater or lesser number of Shares of the Trust or that Series, respectively. Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be.

       (d) Any Trustee, officer or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold and dispose of Shares of beneficial interest in the Trust or any Series and Class thereof, whether such Shares are authorized but unissued, or already outstanding, to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust or any Series may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions or other provisions applicable to the sale or purchase of such Shares herein and the 1940 Act.

   Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust kept by the Trust or by a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of the Trust and each Series and each Class thereof that has been established and designated. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as it considers appropriate for the issuance of Share certificates, the transfer of Shares of the Trust and each Series and Class thereof, if any, and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of the Trust and each Series and Class thereof and as to the number of Shares of the Trust and each Series and Class thereof held from time to time by each such Shareholder.

   Section 3. Sale of Shares. Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued Shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may from time to time authorize. Each sale shall be credited to the individual purchaser's account in the form of full or fractional Shares of the Trust or such Series thereof (and Class thereof, if any), as the purchaser may select, at the net asset value per Share, subject to Section 22 of the 1940 Act, and the rules and regulations adopted thereunder; provided, however, that the Board of Trustees may, in its sole discretion, permit the Principal Underwriter to impose a sales charge upon any such sale. Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

   Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust, the By-Laws, and under applicable law. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Subject to Article VIII, Section 1 hereof, the death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust and any Series thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the Trustees or any such Series, but entitles such representative only to the rights of said deceased, incapacitated, dissolved, terminated or bankrupt Shareholder under this Declaration of Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder may at any time personally agree to pay. Each Share, when issued on the terms determined by the Board of Trustees, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

   Section 5. Power of Board of Trustees to Make Tax Status Election. The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust and any Series as may be permitted or required under the Code, without the vote of any Shareholder.

   Section 6. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Board of Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the DSTA, for rights, powers and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes) otherwise than as provided herein. Each such resolution shall be incorporated herein upon adoption, and the
resolutions that have been adopted prior to       , 2006 [the date of the
Amended and Restated Declaration of Trust] regarding the establishment and designation of Series and/or Classes of Shares of the Trust pursuant to Article II of the Original Trust Agreement, and any amendments or modifications to such resolutions through the date hereof, are hereby incorporated herein as of the date of their adoption. Any such resolution may be amended by a further resolution of a majority of the Board of Trustees, and if Shareholder approval would be required to make such an amendment to the language set forth in this Declaration of Trust, such further resolution shall require the same Shareholder approval that would be necessary to make such amendment to the language set forth in this Declaration of Trust. Each such further resolution shall be incorporated herein by reference upon adoption.

   Each Series shall be separate and distinct from any other Series, separate and distinct records on the books of the Trust shall be maintained for each Series, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series. Each

Class of the Trust shall be separate and distinct from any other Class of the Trust. Each Class of a Series shall be separate and distinct from any other Class of the Series. As appropriate, in a manner determined by the Board of Trustees, the liabilities belonging to any such Class shall be held and accounted for separately from the liabilities of the Trust, the Series or any other Class and separate and distinct records on the books of the Trust for the Class shall be maintained for this purpose. Subject to Article II hereof, each such Series shall operate as a separate and distinct investment medium, with separately defined investment objectives and policies.

   Shares of each Series (and Class where applicable) established and designated pursuant to either this Section 6 or Article II, Section 2.04 of the Original Trust Agreement shall have the following rights, powers and duties, unless otherwise provided, to the extent permitted by the DSTA, in the resolution establishing and designating such Series or Class:

       (a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

   (b) Liabilities Held with Respect to a Particular Series or Class. The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust incurred, contracted for or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves and expenses incurred, contracted for or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Any liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust which are not readily identifiable as being liabilities held with respect to any particular Series (collectively "General Liabilities") shall be allocated by the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider shall be deemed nevertheless to have impliedly agreed to such limitation.

   Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to the Original Trust Agreement or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series has been set forth in the Certificate of Trust filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and having given such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) are applicable to the Trust and each Series.

   Liabilities, debts, obligations, costs, charges, reserves and expenses related to the distribution of, and other identified expenses that should or may properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class. The bearing of expenses solely by a particular Class of Shares may be appropriately reflected (in a manner determined by the Board of Trustees) and may affect the net asset value attributable to, and the dividend, redemption and liquidation rights of, such Class. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes. All Persons who have extended credit that has been allocated to a particular Class, or who have a claim or contract that has been allocated to any particular Class, shall look, and may be required by contract to look, exclusively to that particular Class for payment of such credit, claim, or contract.

       (c) Dividends, Distributions and Redemptions. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI hereof, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

       (d) Voting. All Shares of the Trust entitled to vote on a matter shall vote on the matter separately by Series and, if applicable, by Class; provided that, (i) where the 1940 Act requires, or (ii) to the extent permitted and not required by the 1940 Act, where any provision of this Declaration of Trust requires, or (iii) to the extent permitted and not required by the 1940 Act and this Declaration of Trust, where the Board of Trustees determines, (A) that all Shares of the Trust are to be voted in the aggregate without differentiation between the separate Series or Classes, then all of the Trust's Shares shall vote in the aggregate; and (B) that with respect to any matter that affects only the interests of some but not all Series or Classes, then only the Shareholders of such affected Series or Classes shall be entitled to vote on the matter.

       (e) Equality. Each Share of any particular Series shall be equal to each other Share of such Series (subject to the rights and preferences with respect to separate Classes of such Series).

       (f) Fractions. A fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of such Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.

       (g) Exchange Privilege. The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act.

       (h) Combination of Series. The Board of Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series; provided that upon completion of such combination of Series, the interest of each Shareholder, in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined.

       (i) Dissolution or Termination. Any particular Series or Class shall be dissolved upon the occurrence of the applicable dissolution events set forth in
Article VIII, Section 1 hereof. Upon dissolution of a particular Series or Class, the Trustees shall wind up the affairs of such Series or Class in accordance with Article VIII Section 1 hereof and thereafter, rescind the establishment and designation thereof. Upon the rescission of the establishment and designation of any particular Series, every Class of such Series shall thereby be terminated and its establishment and designation rescinded. Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.

   Section 7. Indemnification of Shareholders. No shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally liable, for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his or her being or having been a Shareholder of the Trust or a Shareholder of a particular Series thereof, and not because of such Shareholder's actions or omissions, such Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series thereof, as the case may be, against all loss and expense, including without limitation, attorneys' fees, arising from such claim or demand; provided, however, such indemnity shall not cover
(i) any taxes due or paid by reason of such Shareholder's ownership of any Shares and (ii) expenses charged to a Shareholder pursuant to Article IV,
Section 5 hereof.

                                  ARTICLE IV.

                             THE BOARD OF TRUSTEES

   Section 1. Number, Election, Term, Removal and Resignation.

       (a) The initial Board of Trustees shall be comprised of the Trustees entering into this Declaration of Trust on the date first written above, who shall hold office until the initial holder of a Share executes a consent in writing to elect a Board of Trustees that holds office in accordance with paragraph (c) of this Section 1. The initial Trustees shall (i) execute and file or cause to be filed the Certificate of Trust with the office of the Secretary of State of the State of Delaware and (ii) adopt the By-Laws. In accordance with Section 3801 of the DSTA, each Trustee shall become a Trustee and be bound by this Declaration of Trust and the By-Laws when such Person signs this Declaration of Trust as a trustee and/or is duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof.

       (b) The number of Trustees constituting the entire Board of Trustees may be fixed from time to time by the vote of a majority of the then Board of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

       (c) Each Trustee shall hold office for the lifetime of the Trust or until such Trustee's earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

       (d) Any Trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.

       (e) Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

   Section 2. Trustee Action by Written Consent Without a Meeting. To the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board of Trustees or any committee thereof, as the case may be, were present and voted. Written consents of the Trustees may be executed in one or more counterparts. A consent transmitted by electronic transmission (as defined in Section 3806(f) of the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records.

   Section 3. Powers; Other Business Interests; Quorum and Required Vote.

       (a) Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the direction of the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the operation and administration of the Trust (including every Series thereof). The Board of Trustees shall not be bound or limited by present or future laws or customs with regard to investments by trustees or fiduciaries, but, subject to the other provisions of this Declaration of Trust and the By-Laws, shall have full authority and absolute power and control over the assets and the business of the Trust (including every Series thereof) to the same extent as if the Board of Trustees was the sole owner of such assets and business in its own right, including such authority, power and control to do all acts and things as it, in its sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Board of Trustees may, subject to the requisite vote for such actions as set forth in this Declaration of Trust and the By-Laws: (1) adopt By-Laws not inconsistent with applicable law or this Declaration of Trust; (2) amend, restate and repeal such By-Laws, subject to and in accordance with the provisions of such By-Laws; (3) fill vacancies on the Board of Trustees in accordance with this Declaration of Trust and the By-Laws; (4) elect and remove such officers and appoint and terminate such agents as it considers appropriate, in accordance with this Declaration of Trust and the By-Laws; (5) establish and terminate one or more committees of the Board of Trustees pursuant to the By-Laws; (6) place Trust Property in custody as required by the 1940 Act, employ one or more custodians of the Trust Property and authorize such custodians to employ sub-custodians and to place all or any part of such Trust Property with a custodian or a custodial system meeting the requirements of the 1940 Act; (7) retain a transfer agent, dividend disbursing agent, a shareholder servicing agent or administrative services agent, or any number thereof or any other service provider as deemed appropriate; (8) provide for the issuance and distribution of shares of beneficial interest in the Trust or other securities or financial instruments directly or through one or more Principal Underwriters or otherwise; (9) retain one or more Investment Adviser(s); (10) re-acquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law; (11) set record dates for the determination of Shareholders with respect to various matters, in the manner provided in Article V, Section 4 of this Declaration of Trust; (12) declare and pay dividends and distributions to Shareholders from the Trust Property, in accordance with this Declaration of Trust and the By-Laws; (13) establish, designate and redesignate from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series or Class of the Trust or of a Series; (14) hire personnel as staff for the Board of Trustees or, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel, at the discretion of the Board of Trustees; (15) retain special counsel, other experts and/or consultants for the Board of Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, and/or for one or more of the committees of the Board of Trustees, set the compensation to be paid by the Trust to such special counsel, other experts and/or consultants, and remove one or more of such special counsel, other experts and/or consultants, at the discretion of the Board of Trustees;
(16) engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Trustees, or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust; and (17) in general delegate such authority as it considers desirable to any officer of the Trust, to any committee of the Trust and to any agent or employee of the Trust or to any such custodian, transfer, dividend disbursing, shareholder servicing agent, Principal Underwriter, Investment Adviser, or other service provider, to the extent authorized and in accordance with this Declaration of Trust, the By-Laws and applicable law.

       The powers of the Board of Trustees set forth in this Section 3(a) are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and the By-Laws. Any determination as to what is in the best interests of the Trust or any Series or Class thereof and its Shareholders made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

       (b) Other Business Interests. The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees, or any Affiliate, shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others. None of the Trust, any Series thereof or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

       (c) Quorum and Required Vote. At all meetings of the Board of Trustees, a majority of the Board of Trustees then in office shall be present in person in order to constitute a quorum for the transaction of business. A meeting at which a quorum is initially present may continue to transact business notwithstanding the departure of Trustees from the meeting, if any action taken is approved by at least a majority of the required quorum for that meeting. Subject to Article III, Sections 1 and 6 of the By-Laws and except as otherwise provided herein or required by applicable law, the vote of not less than a majority of the Trustees present at a meeting at which a quorum is present shall be the act of the Board of Trustees.

   Section 4. Payment of Expenses by the Trust.  Subject to the provisions of
Article III, Section 6 hereof, an authorized officer of the Trust shall pay or cause to be paid out of the principal or income of the Trust or any particular Series or Class thereof, or partly out of the principal and partly out of the income of the Trust or any particular Series or Class thereof, and charge or allocate the same to, between or among such one or more of the Series or Classes that may be established or designated pursuant to Article III,
Section 6 hereof, as such officer deems fair, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or Class thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes and liabilities associated with the services of the Trust's officers, employees, Investment Adviser(s), Principal Underwriter, auditors, counsel, custodian, sub-custodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

   Section 5. Payment of Expenses by Shareholders. The Board of Trustees shall have the power, as frequently as it may determine, to cause any Shareholder to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such Shareholder, an amount fixed from time to time by the Board of Trustees, by setting off such amount due from such Shareholder from the amount of (i) declared but unpaid dividends or distributions owed such Shareholder, or (ii) proceeds from the redemption by the Trust of Shares from such Shareholder pursuant to Article VI hereof.

   Section 6. Ownership of Trust Property. Legal title to all of the Trust Property shall at all times be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

   Section 7. Service Contracts.

       (a) Subject to this Declaration of Trust, the By-Laws and the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory or investment management services for the Trust or for any Series thereof with any corporation, trust, association or other organization, including any Affiliate; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, delegation of authority to the Investment Adviser to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust's or a particular Series' investments, or to engage in such other activities, including administrative services, as may specifically be delegated to such party.

       (b) The Board of Trustees may also, at any time and from time to time, contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive placement agent, distributor or Principal Underwriter for the Shares of beneficial interest of the Trust or one or more of the Series or Classes thereof, or for other securities or financial instruments to be issued by the Trust, or appointing it or them to act as the administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

       (c) The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons, including any Affiliates, to provide such other services to the Trust or one or more of its Series, as the Board of Trustees determines to be in the best interests of the Trust, such Series and its Shareholders.

       (d) None of the following facts or circumstances shall affect the validity of any of the contracts provided for in this Article IV, Section 7, or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust, any Series thereof or the Shareholders, provided that the establishment of and performance of each such contract is permissible under the 1940 Act, and provided further that such Person is authorized to vote upon such contract under the 1940 Act:

           (i)the fact that any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, placement agent, Principal Underwriter, distributor, or Affiliate or agent of or for any Person, or for any parent or Affiliate of any Person, with which any type of service contract provided for in this
              Article IV, Section 7 may have been or may hereafter be made, or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

          (ii)the fact that any Person with which any type of service contract provided for in this Article IV, Section 7 may have been or may hereafter be made also has such a service contract with one or more other Persons, or has other business or interests.

       (e) Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any stipulation by resolution of the Board of Trustees.

                                  ARTICLE V.

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

   Section 1. Voting Powers.  Subject to the provisions of Article III,
Section 6 hereof, the Shareholders shall have the power to vote only (i) on such matters required by this Declaration of Trust, the By-Laws, the 1940 Act, other applicable law and any registration statement of the Trust filed with the Commission, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Subject to Article III hereof, the Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

   Section 2. Quorum and Required Vote.

       (a) Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting, except when a larger quorum is required by this Declaration of Trust, the By-Laws, applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, a majority of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by this Declaration of Trust, the By-Laws, applicable law or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

       (b) Subject to any provision of this Declaration of Trust, the By-Laws, the 1940 Act or other applicable law that requires a different vote: (1) in all matters other than the election of Trustees, the affirmative "vote of a majority of the outstanding voting securities" (as defined herein) of the Trust entitled to vote at a Shareholders' meeting at which a quorum is present, shall be the act of the Shareholders; and (2) Trustees shall be elected by not less than a plurality of the votes cast of the holders of Shares entitled to vote present in person or represented by proxy at a Shareholders' meeting at which a quorum is present. Pursuant to Article III, Section 6(d) hereof, where a separate vote by Series and, if applicable, by Class is required, the preceding sentence shall apply to such separate votes by Series and Classes.

       (c) Abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions will be treated as votes cast at such meeting, but broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; (ii) will have no effect on proposals that require a plurality for approval; but (iii) will have the same effect as a vote "against" on proposals requiring any percentage of
(A) the Shares of the Trust, Series or Class, as applicable, present, for approval, or (B) the outstanding voting securities of the Trust, Series or Class, as applicable, for approval.

   Section 3. Shareholder Action by Written Consent Without a Meeting. Any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion thereof as shall be required by law, the Declaration of Trust or the By-Laws for approval of such action) and is or are received by the secretary of the Trust either: (i) by the date set by resolution of the Board of Trustees for the shareholder vote on such action; or
(ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V,
Section 4(b) hereof. The written consent for any such action may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either: (i) before the date set by resolution of the Board of Trustees for the shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.

   Section 4. Record Dates.

       (a) For purposes of determining the Shareholders entitled to notice of, and to vote at, any meeting of Shareholders, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting. For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than thirty (30) days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

       (b) If the Board of Trustees does not so fix a record date:

           (i)the record date for determining Shareholders entitled to notice of, and to vote at, a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (ii)the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting of Shareholders, (1) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (2) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

       (c) For the purpose of determining the Shareholders of the Trust or any Series or Class thereof who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class thereof (other than in connection with a merger, consolidation, conversion, or reorganization, which is governed by Article VIII of the Declaration of Trust), the Board of Trustees may:

           (i)from time to time fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty
              (60) days before the date for the payment of such dividend and/or such other distribution;

          (ii)adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or

         (iii)delegate to an appropriate officer or officers of the Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or Classes.

   Section 5. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes, meetings and related matters.

                                  ARTICLE VI.

                        NET ASSET VALUE; DISTRIBUTIONS;
                            REDEMPTIONS; TRANSFERS

   Section 1. Determination of Net Asset Value, Net Income and Distributions.

       (a) Subject to Article III, Section 6 hereof, the Board of Trustees shall have the power to determine from time to time the offering price for authorized, but unissued, Shares of beneficial interest of the Trust or any Series or Class thereof, respectively, that shall yield to the Trust or such Series or Class not less than the net asset value thereof, in addition to any amount of applicable sales charge to be paid to the Principal Underwriter or the selling broker or dealer in connection with the sale of such Shares, at which price the Shares of the Trust or such Series or Class, respectively, shall be offered for sale, subject to any other requirements or limitations of the 1940 Act.

       (b) Subject to Article III, Section 6 hereof, the Board of Trustees may, subject to the 1940 Act, prescribe and shall set forth in the By-Laws, this Declaration of Trust or in a resolution of the Board of Trustees such bases and time for determining the net asset value per Share of the Trust or any Series or Class thereof, or net income attributable to the Shares of the Trust or any Series or Class thereof or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class thereof, as it may deem necessary or desirable, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between such Classes to such extent and for such purposes as the Trustees may deem appropriate.

       (c) The Shareholders of the Trust or any Series or Class, if any, shall be entitled to receive dividends and distributions, when, if and as declared by the Board of Trustees with respect thereto, provided that with respect to Classes, such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board of Trustees and amended from time to time pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; provided however, that

           (i)if the Shares of the Trust are divided into Series thereof, no Share of a particular Series shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series made pursuant to Article VIII, Section 1 hereof;

          (ii)if the Shares of the Trust are divided into Classes thereof, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to
              Article VIII, Section 1 hereof; and

         (iii)if the Shares of a Series are divided into Classes thereof, no Share of a particular Class of such Series shall have any priority or preference over any other Share of the same Class of such Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of such Series made pursuant to Article VIII, Section 1 hereof.

All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular Class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series or such Class, respectively, according to the number of Shares of the Trust, such Series or such Class held of record by such Shareholders on the record date for any dividend or distribution; provided however, that

           (i)if the Shares of the Trust are divided into Series thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to such Series, shall be distributed to each Series thereof according to the net asset value computed for such Series and within such particular Series, shall be distributed ratably to the Shareholders of such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution; and

          (ii)if the Shares of the Trust or of a Series are divided into Classes thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to the Trust or such Series, shall be distributed to each Class thereof according to the net asset value computed for such Class and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution.

Dividends and distributions may be paid in cash, in kind or in Shares.

       (d) Before payment of any dividend there may be set aside out of any funds of the Trust, or the applicable Series thereof, available for dividends such sum or sums as the Board of Trustees may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or any Series thereof, or for such other lawful purpose as the Board of Trustees shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board of Trustees may abolish any such reserve in the manner in which the reserve was created.

   Section 2. Redemptions at the Option of a Shareholder. Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended from time to time:

       (a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board of Trustees may from time to time authorize. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

       (b) The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load), in accordance with this Declaration of Trust, the By-Laws, the 1940 Act and other applicable law. Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares may, at the option of the Board of Trustees, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind. In case of any payment in kind, the

Board of Trustees, or its authorized officers, shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities.

       (c) Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board of Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven- day period. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

       (d) The obligations of the Trust set forth in this Section 2 are subject to the provision that such obligations may be suspended or postponed by the Board of Trustees (1) during any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays; (2) if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted; or (3) during any National Financial Emergency. The Board of Trustees may, in its discretion, declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive).

       (e) The right of any Shareholder of the Trust or any Series or Class thereof to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

   Section 3. Redemptions at the Option of the Trust. At the option of the Board of Trustees the Trust may, from time to time, without the vote of the

Shareholders, but subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees.

   Section 4. Transfer of Shares. Shares shall be transferable in accordance with the provisions of the By-Laws.

                                 ARTICLE VII.

                            LIMITATION OF LIABILITY
                         AND INDEMNIFICATION OF AGENT

   Section 1. Limitation of Liability.

       (a) For the purpose of this Article, "Agent" means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; "Proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "Expenses" include without limitation attorneys' fees and any expenses of establishing a right to indemnification under this Article.

       (b) An Agent shall be liable to the Trust and to any Shareholder solely for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

       (c) Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

       (d) No Agent, when acting in its respective capacity as such, shall be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission or obligation of the Trust or any Trustee thereof.

       (e) Each Trustee, officer and employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the By-Laws, applicable law and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records and/or reports and no inference concerning liability shall arise from a failure to follow such advice, records and/or reports. The officers and Trustees shall not be required to give any bond hereunder, nor any surety if a bond is required by applicable law.

       (f) The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust's securities issued in emerging countries, shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Trust's assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee's or officer's Disqualifying Conduct.

       (g) The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

       (h) No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

   Section 2. Indemnification.

       (a) Indemnification by Trust. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful.

       (b) Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct.

       (c) Required Approval. Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by a majority vote of Trustees, even though such number of Trustees shall be less than a quorum, who are not parties to the Proceeding and have no economic or other interest in connection with such specific case; a committee of such Trustees designated by majority vote of such Trustees even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion.

       (d) Advancement of Expenses. Expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article.

       (e) Other Contractual Rights. Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

       (f) Fiduciaries of Employee Benefit Plan. This Article does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

   Section 3. Insurance. To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

   Section 4. Derivative Actions.  Subject to the requirements set forth in
Section 3816 of the DSTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

                                 ARTICLE VIII.

                             CERTAIN TRANSACTIONS

   Section 1. Dissolution of Trust or Series. The Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved:

       (a) With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust entitled to vote, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust, or (B) upon at least thirty (30) days' prior written notice to the Shareholders of the Trust; or

       (b) With respect to a particular Series, (i) upon the vote of the holders of not less than a majority of the Shares of such Series entitled to vote, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Series, or (B) upon at least thirty
(30) days' prior written notice to the Shareholders of such Series; or

       (c) With respect to the Trust (or a particular Series), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust (including Article VIII, Section 2) or the DSTA; or

       (d) With respect to any Series, upon any event that causes the dissolution of the Trust.

   Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees shall (in accordance with Section 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular Series, as the case may be) ratably according to the number of Shares of the Trust and/or such Series thereof (or the particular Series, as the case may be) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes thereof, any remaining assets (including, without limitation, cash, securities or any combination thereof) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the net asset value computed for such Class and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution. Upon the winding up of the Trust in accordance with Section 3808 of the DSTA and its termination, any one
(1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the DSTA.

   Section 2. Merger or Consolidation; Conversion; Reorganization.

       (a) Merger or Consolidation. Pursuant to an agreement of merger or consolidation, the Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Section 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger or consolidation. By reference to Section 3815(f) of the DSTA, any agreement of merger or consolidation approved in accordance with this Section 2(a) may, without a Shareholder vote, unless required by the 1940 Act, the requirements of any securities exchange on which Shares are listed for trading or any other provision of this Declaration of Trust or the By-Laws, effect any amendment to this Declaration of Trust or the By-Laws or effect the adoption of a new governing instrument if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. In all respects not governed by the DSTA, the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts. Upon completion of the merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one (1) Trustee shall execute, and cause to be filed, a certificate of merger or consolidation in accordance with Section 3815 of the DSTA.

       (b) Conversion. The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity" (as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 2 of this Article VIII, or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this
Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of this Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of this Section 2. In all respects not governed by the DSTA, the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a statutory conversion, Share conversion or Share exchange, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series thereof into beneficial interests in such separate statutory trust or trusts (or series thereof).

       (c) Reorganization. The Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets"), to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such sale, conveyance and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days prior written notice to the Shareholders of a particular Series of any sale of such Series' assets. Following such sale of Trust assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of the Trust (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have been so sold, conveyed and transferred, and due effect to the differences among the various Classes within each such Series). Following a sale of such Series' assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences among the various Classes within each such Series). If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved; and if all of the assets of a Series have been so sold, conveyed and transferred, such Series and the Classes thereof shall be dissolved. In all respects not governed by the DSTA, the 1940 Act or other applicable law, the

Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts.

   Section 3. Master Feeder Structure. If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund, rather than making investments in securities directly) and thereby cause existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

   Section 4. Absence of Appraisal or Dissenters' Rights. No Shareholder shall be entitled, as a matter of right, to relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.

                                  ARTICLE IX.

                                  AMENDMENTS

   Section 1. Amendments Generally. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust, the 1940 Act or the requirements of any securities exchange on which Shares are listed for trading, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and
Article V hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one
(1) Trustee and shall be effective immediately upon its filing with the office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

                                  ARTICLE X.

                                 MISCELLANEOUS

   Section 1. References; Headings; Counterparts. In this Declaration of Trust and in any restatement hereof and/or amendment hereto, references to this instrument, and all expressions of similar effect to "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as so restated and/or amended. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code or the 1940 Act shall refer to such sections as amended from time to time or any successor sections thereof. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

   Section 2. Applicable Law. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

   Section 3. Provisions in Conflict with Law or Regulations.

       (a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

       (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

   Section 4. Statutory Trust Only. It is the intention of the Trustees to create hereby a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between, respectively, the Trustees and each Shareholder. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

   Section 5. Use of the Names "Franklin" or "Templeton". The Board of Trustees expressly agrees and acknowledges that the names "Franklin" and "Templeton" are the sole property of Franklin Resources, Inc. ("FRI"). FRI has granted to the Trust a non-exclusive license to use such names as part of the name of the Trust now and in the future. The Board of Trustees further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by FRI if the Trust ceases to use FRI or one of its Affiliates as Investment Adviser or to use other Affiliates or successors of FRI for such purposes. In such event, the nonexclusive license may be revoked by FRI and the Trust shall cease using the names "Franklin" and "Templeton," or any name misleadingly implying a continuing relationship between the Trust and FRI or any of its Affiliates, as part of its name unless otherwise consented to by FRI or any successor to its interests in such names.

   The Board of Trustees further understands and agrees that so long as FRI and/or any future advisory Affiliate of FRI shall continue to serve as the Trust's Investment Adviser, other registered open- or closed-end investment companies ("funds") as may be sponsored or advised by FRI or its Affiliates shall have the right permanently to adopt and to use the names "Franklin" and "Templeton" in their names and in the names of any series or Class of shares of such funds.

                   The signatures are on the following page.

   IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Agreement and Declaration of Trust as of the date first written above.


---------------------------           ---------------------------
         Harris J. Ashton                      David W. Niemiec

---------------------------           ---------------------------
        Frank J. Crothers                       Frank A. Olson

---------------------------           ---------------------------
       S. Joseph Fortunato                    Larry D. Thompson

---------------------------           ---------------------------
         Edith E. Holiday                Constantine D. Tseretopoulos

---------------------------           ---------------------------
        Charles B. Johnson                      Robert E. Wade

---------------------------
        Gordon S. Macklin

                                                                      Exhibit D

                      A COMPARISON OF GOVERNING DOCUMENTS

                               A Comparison of:

           The Trust's Trust Instrument (the "Current Declaration")

                                     With

     The Proposed Amended and Restated Agreement and Declaration of Trust
                            (the "New Declaration")

                              The New Declaration                 The Current Declaration
                              -------------------                 -----------------------
Designation of      The Trust's beneficial interests, par    The Trust's shares of
Ownership Shares or value $0.01 per share, are designated    beneficial interest, par value
Interests           as "shares" and its beneficial owners    $0.01 per share, are designated
                    are designated as "shareholders."        as "shares" and its beneficial
                                                             owners are designated as
                                                             "shareholders."

Series and Classes  The New Declaration authorizes the       The Current Declaration
                    board of trustees to divide the Trust's  authorizes the board of trustees
                    shares into two or more classes of       from time to time to create and
                    shares, and into separate and distinct   establish one or more separate
                    series and to divide a series into       or distinct series or classes of a
                    separate classes of shares in            series and an unlimited
                    accordance with the 1940 Act. Such       number of shares for each
                    series and classes will have the rights, series and class thereof. The
                    powers and duties set forth in the New   Current Declaration also
                    Declaration unless otherwise provided    provides that the trustees have
                    in resolutions of the board of trustees  full power and authority in
                    with respect to such series or class.    their sole discretion, and
                    The board of trustees, on behalf of the  without obtaining any prior
                    Trust, may acquire and hold as           authorization or vote of the
                    treasury shares, reissue for such        shareholders of any series of
                    consideration and on such terms as it    the Trust, to establish and
                    may determine, or cancel, at its         designate and to change in any
                    discretion from time to time, any        manner any such series of
                    shares reacquired by the Trust. The      shares or any classes of initial
                    board of trustees may classify or        or additional series and to fix
                    reclassify any unissued shares or any    such preferences, voting
                    shares of the Trust or any series or     powers, rights and privileges
                    class, that were previously issued and   of such series or classes
                    are reacquired, into one or more series  thereof as the trustees may
                    or classes that may be established and   from time to time determine,
                    designated from time to time.            to divide or combine the shares
                                                             or any series or classes thereof

               The New Declaration               The Current Declaration
               -------------------               -----------------------
                                             into a greater or lesser number,
                                             to classify or reclassify any
                                             issued shares or any series or
                                             classes thereof into one or
                                             more series or classes of
                                             shares, and to take such other
                                             action with respect to the
                                             shares as the trustees may
                                             deem desirable.

                                             The Current Declaration
                                             provides that the establishment
                                             and designation of any series of
                                             shares shall be effective upon
                                             the adoption of a resolution by
                                             a majority of the trustees
                                             setting forth such establishment
                                             and designation and the relative
                                             rights and preferences of the
                                             shares of such series.

     The New Declaration provides that
     the establishment and designation of
     any series or class shall be effective,
     without the requirement of
     shareholder approval, upon the
     adoption of a resolution by not less
     than a majority of the then board of
     trustees, which resolution shall set
     forth such establishment and
     designation and may provide, to the
     extent permitted by the Delaware law
     governing statutory trusts (the
     "Delaware Act"), for rights, powers
     and duties of such series or class
     (including variations in the relative
     rights and preferences as between the
     different series and classes) otherwise
     than as provided in the New
     Declaration.

     Assets and Liabilities                  Assets and Liabilities
     The New Declaration also provides       The Current Declaration
     that each series of the Trust shall be  provides that all consideration
     separate and distinct from any other    received by the Trust for the
     series of the Trust, shall maintain     issue or sale of shares of a
     separate and distinct records on the    particular series, together with
     books of the Trust, and shall hold and  all assets in which such account for the assets and liabilities  consideration is invested or
     belonging to any such series            reinvested, all income,

             The New Declaration                  The Current Declaration
             -------------------                  -----------------------
  separately from the assets and             earnings, profits and proceeds
  liabilities of the Trust or any other      thereof, including any
  series. Each class of the Trust shall be   proceeds derived from the sale,
  separate and distinct from any other       exchange or liquidation of
  class of the Trust, and each class of a    such assets, and any funds or
  series shall be separate and distinct      payments derived from any
  from any other class of the series. If     reinvestment of such proceeds
  any assets or liabilities are not readily  in whatever form the same identifiable as assets or liabilities of a may be, shall be held and
  particular series, then the board of       accounted for separately from
  trustees, or an appropriate officer as     the other assets of the Trust
  determined by the board of trustees,       and of every other series and
  shall allocate such assets or liabilities  may be referred to herein as
  to, between or among any one or more       "assets belonging to" that
  of the series in such manner and on        series. The assets belonging to
  such basis as the board of trustees, in    a particular series shall belong
  its sole discretion, deems fair and        to that series for all purposes,
  equitable. Each such allocation by or      and to no other series, subject
  under the direction of the board of        only to the rights of creditors
  trustees shall be conclusive and           of that series. In addition, any
  binding upon the shareholders of all       assets, income, earnings,
  series for all purposes. Liabilities,      profits or funds, or payments
  debts, obligations, costs, charges,        and proceeds with respect
  reserves and expenses related to the       thereto, which are not readily
  distribution of, and other identified      identifiable as belonging to
  expenses that should or may properly       any particular series shall be
  be allocated to, the shares of a           allocated by the trustees
  particular class may be charged to and     between and among one or
  borne solely by such class. The            more of the series in such
  bearing of expenses solely by a            manner as the trustees, in their
  particular class of shares may be          sole discretion, deem fair and
  appropriately reflected (in a manner       equitable. Each such allocation
  determined by the board of trustees),      shall be conclusive and
  and may affect the net asset value         binding upon the shareholders
  attributable to, and the dividend,         of all series for all purposes,
  redemption and liquidation rights of,      and such assets, income,
  such class. Each allocation of             earnings, profits or funds, or
  liabilities, debts, obligations, costs,    payments and proceeds with
  charges, reserves and expenses by or       respect thereto, shall be assets
  under the direction of the board of        belonging to that series. The
  trustees shall be conclusive and           assets belonging to a particular
  binding upon the shareholders of all       series shall be so recorded
  classes for all purposes.                  upon the books of the Trust,
                                             and shall be held by the
  Persons who have extended credit that      trustees in trust for the benefit
  has been allocated to a particular         of the holders of shares of that
  series, or who have a claim or contract    series. The assets belonging to
  that has been allocated to any             each particular series shall be
  particular series, shall look              charged with the liabilities of

           The New Declaration                The Current Declaration
           -------------------                -----------------------
  exclusively to the assets of that      that series and all expenses,
  particular series for payment of such  costs, charges and reserves
  credit, claim, or contract. In the     attributable to that series. Any
  absence of an express contractual      general liabilities, expenses,
  agreement so limiting the claims of    costs, charges or reserves of
  such creditors, claimants and contract the Trust which are not readily providers, each creditor, claimant and identifiable as belonging to
  contract provider shall be deemed      any particular series shall be
  nevertheless to have impliedly agreed  allocated and charged by the
  to such limitation.                    trustees between or among any
                                         one or more of the series in
                                         such manner as the trustees in
                                         their sole discretion deem fair
                                         and equitable. Each such
                                         allocation shall be conclusive
                                         and binding upon the
                                         shareholders of all series for
                                         all purposes. The Current
                                         Declaration further provides
                                         that the debts, liabilities,
                                         obligations and expenses
                                         incurred, contracted for or
                                         otherwise existing with respect
                                         to a particular series shall be
                                         enforceable against the assets
                                         of such series only, and not
                                         against the assets of the Trust
                                         generally. Any person
                                         extending credit to, contracting
                                         with or having any claim
                                         against any series may look
                                         only to the assets of that series
                                         to satisfy or enforce any debt,
                                         liability, obligation or expense
                                         incurred, contracted for or
                                         otherwise existing with respect
                                         to that series. No shareholder
                                         or former shareholder of any
                                         series shall have a claim on or
                                         any right to any assets
                                         allocated or belonging to any
                                         other series.

  Dividends and Distributions            Dividends and Distributions
  The New Declaration provides that no   The Current Declaration
  dividend or distribution including,    provides that each holder of
  without limitation, any distribution   shares of a series shall be
  paid upon dissolution of the Trust or  entitled to receive his pro rata of any series with respect to, nor any share of all distributions made

             The New Declaration                 The Current Declaration
             -------------------                 -----------------------
  redemption of, the shares of any series   with respect to such series. In
  or class of such series shall be effected addition, upon redemption of
  by the Trust other than from the assets   his shares, such shareholder
  held with respect to such series, nor,    shall be paid solely out of the
  except as specifically provided in the    funds and property of such
  New Declaration, shall any                series of the Trust. The
  shareholder of any particular series      Current Declaration also
  otherwise have any right or claim         provides that the trustees may
  against the assets held with respect to   from time to time declare and
  any other series or the Trust generally   pay dividends or other
  except, in the case of a right or claim   distributions with respect to
  against the assets held with respect to   any series. The amount of such
  any other series, to the extent that such dividends or distributions and
  shareholder has such a right or claim     the payment of them and
  under the New Declaration as a            whether they are in cash or any
  shareholder of such other series. The     other Trust property shall be
  shareholders of the Trust or any series   wholly in the discretion of the
  or class, if any, shall be entitled to    trustees. The trustees also may
  receive dividends and distributions       at any time declare and
  when, if and as declared by the board     distribute a stock dividend pro
  of trustees, provided that with respect   rata among the shareholders of
  to classes, such dividends and            a particular series, or class
  distributions shall comply with the       thereof, as of the record date of
  1940 Act. The right of shareholders to    that series fixed as provided in
  receive dividends or other distributions  the Current Declaration.
  on shares of any class may be set forth
  in a plan adopted by the board of
  trustees and amended from time to
  time pursuant to the 1940 Act.

  No share shall have any priority or
  preference over any other share of the
  Trust with respect to dividends or
  distributions paid in the ordinary
  course of business or distributions
  upon dissolution of the Trust made
  pursuant to the provisions of the DE
  Declaration; provided however, that
  (i) if the shares of the Trust are
  divided into series, no share of a
  particular series shall have any
  priority or preference over any other
  share of the same series with respect
  to dividends or distributions paid in
  the ordinary course of business or
  distributions upon dissolution of [such
  series] made pursuant to the
  provisions of the DE Declaration and
  (ii) if the shares of the Trust or any

             The New Declaration             The Current Declaration
             -------------------             -----------------------
  series thereof are divided into classes,
  no share of a particular class shall
  have any priority or preference over
  any other share of the same class with
  respect to dividends or distributions
  paid in the ordinary course of business
  or distributions upon dissolution of the
  Trust or of such series, as the case
  may be, made pursuant to the
  provisions of the DE Declaration. All
  dividends and distributions shall be
  made ratably among all shareholders
  of the Trust, a particular class of the
  Trust, a particular series or a particular
  class of such series from the property
  of the Trust held with respect to the
  Trust, such series or such class,
  respectively, according to the number
  of shares of the Trust, such series or
  such class held of record by such
  shareholders on the record date for
  any dividend or distribution; provided
  however, that if the shares of the DE
  Trust are divided into series or if the
  shares of the Trust or a series thereof
  are divided into classes, all dividends
  and distributions from the property of
  the Trust and, if applicable, held with
  respect to such series, shall be
  distributed to each series or class
  thereof, as applicable, according to the
  net asset value computed for such
  series or class and within such
  particular series or class, shall be
  distributed ratably to the shareholders
  of such series or class according to the
  number of shares of such series or
  class held of record by such
  shareholders on the record date for
  any dividend or distribution.

  Dividends and distributions may be
  paid in cash, kind or in shares of the
  Trust. Before payment of any
  dividend there may be set aside out of
  any funds of the DE Trust, or the
  applicable series, available for
  dividends such sum or sums as the
  board of trustees may from time to
  time, in its absolute discretion, think

                            The New Declaration                The Current Declaration
                            -------------------                -----------------------
                  proper as a reserve fund to meet
                  contingencies, or for equalizing
                  dividends, or for repairing or
                  maintaining any property of the DE
                  Trust, or any series, or for such other
                  lawful purpose as the board of trustees
                  shall deem to be in the best interests
                  of the DE Trust, or the applicable
                  series, as the case may be, and the
                  board of trustees may abolish any
                  such reserve in the manner in which
                  the reserve was created.

Amendments to New Declaration of Trust                     Declaration of Trust
and Current       The New Declaration may be restated      Except as specifically provided
Declarations      and/or amended at any time by a          in the Current Declaration, the
                  written instrument signed by a           trustees may, without
                  majority of the board of trustees and,   shareholder vote, amend or
                  if required by the New Declaration,      otherwise supplement the
                  the 1940 Act or any securities           Current Declaration by an
                  exchange on which shares are listed      amendment, a trust instrument
                  for trading, by approval of such         supplemental thereto or an
                  amendment by the shareholders, by        amended and restated trust
                  the affirmative "vote of a majority of   instrument. Shareholders shall
                  the outstanding voting securities" (as   have the right to vote (a) on
                  defined in the 1940 Act) of the Trust    any amendment which would
                  entitled to vote at a shareholders'      affect their right to vote
                  meeting at which a quorum is present,    granted in the Current
                  subject to Article III, Section 6 of the Declaration with respect to the
                  New Declaration relating to voting by    election and removal of
                  series and classes.                      trustees, any investment
                                                           advisory agreement and such
                                                           additional matters as required
                                                           by law, the Current
                                                           Declaration, the By-Laws, any
                                                           registration of the Trust with
                                                           the SEC or a State, or as the
                                                           trustees may consider
                                                           desirable, (b) on any
                                                           amendment to the section of
                                                           the Current Declaration
                                                           relating to amendments, (c) on
                                                           any amendment as may be
                                                           required by law or the Trust's
                                                           registration statement filed
                                                           with the SEC and (d) on any
                                                           amendment submitted to them
                                                           by the trustees. Any
                                                           amendment required or

                            The New Declaration                 The Current Declaration
                            -------------------                 -----------------------
                                                           permitted to be submitted to
                                                           shareholders which, as the
                                                           trustees determine, shall affect
                                                           the shareholders of one or
                                                           more series shall be authorized
                                                           by vote of the shareholders of
                                                           each series affected and no
                                                           vote of shareholders of a series
                                                           not affected shall be required.
                                                           No amendment to Article X of
                                                           the Current Declaration
                                                           relating to limitation of
                                                           liability and indemnification
                                                           shall limit the rights to
                                                           indemnification or insurance
                                                           provided therein with respect
                                                           to action or omission of
                                                           "covered persons" prior to
                                                           such amendment.

Preemptive Rights The New Declaration provides that no     The Current Declaration
and Redemption of shareholder shall have any preemptive    provides that shareholders
Shares            or other right to subscribe for new or   have no preemptive or other
                  additional authorized, but unissued      right to subscribe to any
                  shares or other securities issued by the additional shares or other
                  Trust or any series thereof.             securities issued by the Trust
                                                           or the trustees, whether of the
                  Unless otherwise provided in the         same or other series.
                  Trust's prospectus relating to the
                  outstanding shares, as such prospectus   If any holder of record of
                  may be amended from time to time,        shares of a particular series
                  the Trust shall purchase the             desires to dispose of his shares
                  outstanding shares offered by any        or any portion thereof, he may
                  shareholder for redemption upon such     deposit at the office of the
                  shareholder's compliance with the        transfer agent or other
                  procedures set forth in the New          authorized agent of that series
                  Declaration and/or such other            a written request or such other
                  procedures as the board of trustees      form of request as the trustees
                  may from time to time authorize. The     may from time to time
                  Trust shall pay the net asset value for  authorize, requesting that the
                  such shares, subject to certain          series purchase the shares in
                  reductions for fees and sales charges,   accordance with the Current
                  in accordance with the New               Declaration; and the
                  Declaration, the By-Laws, the 1940       shareholder so requesting shall
                  Act and other applicable law. The        be entitled to require the series
                  Trust's payments for such shares shall   to purchase, and the series or
                  be made in cash, but may, at the         the principal underwriter of the
                  option of the board of trustees or an    series shall purchase such
                  authorized officer, be made in kind or   shares, but only at the net asset
                  partially in cash and partially in kind. value thereof (as described in

                                The New Declaration                  The Current Declaration
                                -------------------                  -----------------------
                    In addition, at the option of the board     Section 9.03 of the Current
                    of trustees, the Trust may, from time       Declaration). The series shall
                    to time, without the vote of the            make payment for any such
                    shareholders, but subject to the 1940       shares to be redeemed in cash
                    Act, redeem outstanding shares or           or property from the assets of
                    authorize the closing of any                that series and payment for
                    shareholder account, subject to such        such shares shall be made by
                    conditions as may be established from       the series or the principal
                    time to time by the board of trustees.      underwriter of the series to the
                                                                shareholder of record within
                                                                seven (7) days after the date
                                                                upon which the request is
                                                                effective. Upon redemption,
                                                                shares shall become treasury
                                                                shares and may be re-issued
                                                                from time to time.

Dissolution and     The Trust shall be dissolved upon the       The Current Declaration
Termination Events; first to occur of the following: (i) upon   provides that the trustees may,
Liquidation upon    the vote of the holders of not less than    subject to a "majority
Dissolution or      a majority of the outstanding shares of     shareholder vote" of each
Termination         the Trust entitled to vote; (ii) at the     series affected by the matter
                    discretion of the board of trustees         or, if applicable, to a "majority
                    either (A) at any time there are no         shareholder vote" of the Trust,
                    shares outstanding of the Trust or (B)      and subject to a vote of a
                    upon at least thirty (30) days' prior       majority of the trustees,
                    written notice to the shareholders of       (i) sell and convey all or
                    the Trust; (iii) upon the occurrence of     substantially all of the assets of
                    a dissolution or termination event          the Trust or any affected series
                    pursuant to any other provision of the      to another trust, partnership,
                    New Declaration, including the              association or corporation, or
                    merger or consolidation of the Trust        to a separate series of shares
                    into another entity; or (iv) upon the       thereof, organized under the
                    occurrence of a dissolution or              laws of any state which trust,
                    termination event pursuant to any           partnership, association or
                    provision of the Delaware Act.              corporation is an open-end
                                                                management investment
                    A particular series shall be dissolved      company as defined in the
                    upon the first to occur of the              1940 Act, or is a series thereof,
                    following: (i) upon the vote of the         for adequate consideration
                    holders of not less than a majority of      which may include the
                    the outstanding shares of that series       assumption of all outstanding
                    entitled to vote; (ii) at the discretion of obligations, taxes and other
                    the board of trustees either (A) at any     liabilities, accrued or
                    time there are no shares outstanding of     contingent, of the Trust or any
                    the series or (B) upon at least thirty      affected series, and which may
                    (30) days' prior written notice to the      include shares of beneficial
                    shareholders of the series; (iii) upon      interest, stock or other
                    the occurrence of a dissolution or          ownership interests of such
                    termination event pursuant to any


              The New Declaration                  The Current Declaration
              -------------------                  -----------------------
  other provision of the New                  trust, partnership, association
  Declaration; or (iv) upon any event         or corporation or of a series
  that causes the dissolution of the          thereof; or
  Trust.                                      (ii) at any time sell and convert
                                              into money all of the assets of
  A particular class shall be terminated      the Trust or any affected
  upon the first to occur of the              series.
  following: (i) upon the vote of the
  holders of not less than a majority of      (For these purposes, a
  the outstanding shares of that class        "majority shareholder vote"
  entitled to vote; or (ii) at the discretion means a "vote of a majority of
  of the board of trustees either (A) at      the outstanding voting
  any time there are no shares                securities" (as defined in the
  outstanding of the class or (B) upon at     1940 Act).)
  least thirty (30) days' prior written
  notice to the shareholders of the class.    Upon making reasonable
                                              provision, in the determination
  The New Declaration provides that           of the trustees, for the payment
  any remaining assets (including,            of all such liabilities in either
  without limitation, cash, securities or     (i) or (ii), by such assumption
  any combination thereof) of the             or otherwise, the trustees shall
  dissolved Trust and/or each series          distribute the remaining
  thereof (or the particular dissolved        proceeds or assets (as the case
  series, as the case may be) shall be        may be) of each series (or
  distributed to the shareholders of the      class) ratably among the
  Trust and/or each series thereof (or the    holders of shares of that series
  particular dissolved series, as the case    then outstanding.
  may be) ratably according to the
  number of outstanding shares of the         Upon completion of the
  Trust and/or such series thereof (or the    distribution of the remaining
  particular dissolved series, as the case    proceeds or the remaining
  may be) held of record by the several       assets as provided above, the
  shareholders on the date for such           Trust or any affected series
  dissolution distribution; provided,         shall terminate and the trustees
  however, that if the outstanding shares     and the Trust shall be
  of the Trust or a series are divided into   discharged of any and all
  classes, any remaining assets held          further liabilities and duties
  with respect to the Trust or such           hereunder and the right, title
  series, as applicable, shall be             and interest of all parties with
  distributed to each class of the Trust      respect to the Trust or series
  or such series according to the net         shall be cancelled and
  asset value computed for such class         discharged.
  and within such particular class, shall
  be distributed ratably to the               Upon termination of the Trust,
  shareholders of such class according        following completion of
  to the number of outstanding shares of      winding up of its business, the
  such class held of record by the            trustees shall cause a
  several shareholders on the date for        certificate of cancellation of
  such dissolution distribution.              the Trust's certificate of trust
                                              to be filed in accordance with
                                              the Delaware Act, which
                                              certificate of cancellation may
                                              be signed by any one trustee.

                             The New Declaration                  The Current Declaration
                             -------------------                  -----------------------
Voting Rights,    One Vote Per Share                         One Vote Per Share
Meetings, Notice, Subject to Article III of the New          The Current Declaration
Quorum, Record    Declaration relating to voting by          provides that shareholders are
Dates and Proxies series and classes, the New                entitled to one vote for each
                  Declaration provides that each             full share, and each fractional
                  outstanding share is entitled to one       share shall be entitled to a
                  vote and each outstanding fractional       proportionate fractional vote.
                  share is entitled to a fractional vote.

                  Voting by Series or Class                  Voting by Series or Class
                  The New Declaration provides that all      The Current Declaration
                  shares of the Trust entitled to vote on    provides that on any matter
                  a matter shall vote on the matter,         submitted to a vote of the
                  separately by series and, if applicable,   shareholders, all shares shall
                  by class, provided that: (1) where the     be voted separately by
                  1940 Act requires, or (2) to the extent    individual series, except (i)
                  permitted and not required by the          when required by the 1940
                  1940 Act, where any provision of the       Act, shares shall be voted in
                  New Declaration requires, or (3) to the    the aggregate and not by
                  extent permitted and not required by       individual series; and (ii) when
                  the 1940 Act and the New                   the trustees have determined
                  Declaration, where the board of            that the matter affects the
                  trustees determines (A) that all           interests of more than one
                  outstanding shares of the Trust are to     series, then the shareholders of
                  be voted in the aggregate without          all such series shall be entitled
                  differentiation between the separate       to vote thereon. The trustees
                  series or classes, then all of the Trust's may also determine that a
                  outstanding shares shall vote in the       matter affects only the
                  aggregate; and (B) that with respect to    interests of one or more classes
                  any matter that affects only the           of a series, in which case any
                  interests of some but not all series or    such matter shall be voted on
                  classes, then only the shareholders of     by such class or classes
                  such affected series or classes shall be
                  entitled to vote on the matter.

                  Shareholders' Meetings                     Shareholders' Meetings
                  The New Declaration does not require       The Current Declaration does
                  annual shareholders' meetings.             not require annual
                                                             shareholders' meetings.

                                                             The Current Declaration
                                                             provides that meetings of the
                                                             shareholders shall be held at
                                                             such times, on such day and at
                                                             such hour as the trustees may
                                                             from time to time determine,
                                                             either at the principal office of
                                                             the Trust, or at such other
                                                             place, within or without the
                                                             State of Delaware, as may be
                                                             designated by the trustees, for
                                                             such purposes as may be
                                                             specified by the trustees.

            The New Declaration                 The Current Declaration
            -------------------                 -----------------------
  The By-Laws of the Trust set forth       The By-Laws of the Trust set
  further provisions regarding the         forth further provisions
  calling of shareholder meetings.         regarding the calling of
                                           shareholder meetings.

  Record Dates                             Record Dates
  In order to determine the shareholders   The Current Declaration and
  entitled to notice of, and to vote at, a the Trust's By-Laws provide
  shareholders' meeting, the New           that, for the purpose of
  Declaration authorizes the board of      determining the shareholders
  trustees to fix a record date. The       who are entitled to notice of
  record date may not precede the date     and to vote at any meeting, or
  on which it is fixed by the board of     to participate in any
  trustees and it may not be more than     distribution, or for the purpose
  one hundred and twenty (120) days        of any other action, the
  nor less than ten (10) days before the   trustees may from time to time
  date of such shareholders' meeting.      close the transfer books for
                                           such period, not exceeding
  In order to determine the shareholders   sixty (60) days, as the trustees
  entitled to vote on any action without   may determine; or without
  a meeting, the New Declaration           closing the transfer books the
  authorizes the board of trustees to fix  trustees may fix a date not
  a record date. The record date may not   more than one hundred twenty
  precede the date on which it is fixed    (120) days prior to the date of
  by the board of trustees nor may it be   any meeting of shareholders or
  more than thirty (30) days after the     distribution or other action as a
  date on which it is fixed by the board   record date for the
  of trustees.                             determination of the persons to
                                           be treated as shareholders of
  Pursuant to the New Declaration, if      record for such purposes,
  the board of trustees does not fix a     subject to the provisions of the
  record date in a manner described        Current Declaration.
  above: (a) the record date for
  determining shareholders entitled to
  notice of, and to vote at, a meeting
  will be the close of business on the
  day next preceding the date on which
  notice is given or, if notice is waived,
  at the close of business on the day
  next preceding the day on which the
  meeting is held; (b) the record date for
  determining shareholders entitled to
  vote on any action by consent in
  writing without a meeting, (i) when no
  prior action by the board of trustees
  has been taken, shall be the day on
  which the first signed written consent
  setting forth the action taken is
  delivered to the Trust, or (ii) when
  prior action of the board of trustees

             The New Declaration                The Current Declaration
             -------------------                -----------------------
  has been taken, shall be at the close of
  business on the day on which the
  board of trustees adopts the resolution
  taking such prior action.

  In order to determine the shareholders
  of the Trust or any series or class
  thereof who are entitled to receive
  payment of a dividend or of any other
  distribution of assets of the Trust or
  any series or class thereof (other than
  in connection with a merger,
  consolidation, conversion, or
  reorganization, which is governed by
  other provisions of the New
  Declaration), the New Declaration
  authorizes the board of trustees (i) to
  fix a record date, which may not
  precede the date on which it is fixed
  by the board, nor may it be more than
  60 days before the date such dividend
  or distribution is to be paid; (ii) to
  adopt standing resolutions fixing
  record dates and related payment dates
  at periodic intervals of any duration
  for the payment of such dividend and/
  or distribution; and/or (iii) to delegate to an appropriate officer or officers the determination of such periodic record and/or payment dates for such dividends and/or distributions. The board may set different record dates for different series or classes.

  Quorum for Shareholders'                  Quorum for Shareholders'
  Meeting                                   Meeting
  To transact business at a shareholders'   The Current Declaration
  meeting, the New Declaration              provides that one-third of
  provides forty percent (40%) of the       shares entitled to vote in
  outstanding shares entitled to vote at    person or by proxy shall be a
  the meeting, which are present in         quorum for the transaction of
  person or represented by proxy, shall     business at a shareholders'
  constitute a quorum at such meeting,      meeting, except that where any
  except when a larger quorum is            provision of law or of the
  required by the New Declaration, the      Current Declaration permits or
  By-Laws, applicable law or any            requires that holders of any
  securities exchange on which such         series vote as a series (or that
  shares are listed for trading, in which   holders of a class vote as a
  case such quorum shall comply with        class), then one-third of the
  such requirements. When a separate        aggregate number of shares of

             The New Declaration                 The Current Declaration
             -------------------                 -----------------------
  vote by one or more series or classes     that series (or that class)
  is required, a majority of the shares of  entitled to vote is necessary to
  each such series or class entitled to     constitute a quorum for the
  vote at a shareholders' meeting of        transaction of business by that
  such series or class, which are present   series (or that class). Any
  in person or represented by proxy,        lesser number shall be
  shall constitute a quorum at the          sufficient for adjournments.
  meeting of such series or class, except
  when a larger quorum is required by
  the New Declaration, the By-Laws,
  applicable law or the requirements of
  any securities exchange on which
  shares of such series or class are listed
  for trading, in which case such
  quorum shall comply with such
  requirements.

  Shareholder Vote                          Shareholder Vote
  The New Declaration provides that,        The Current Declaration
  subject to any provision of the New       provides that except when a
  Declaration, the By-Laws, the 1940        larger vote is required by law
  Act or other applicable law that          or by any provision of the
  requires a different vote: (i) in all     Current Declaration or the By-
  matters other than the election of        Laws, a majority of the shares
  trustees, the affirmative "vote of a      voted in person or by proxy
  majority of the outstanding voting        shall decide any questions and
  securities" (as defined in the 1940       a plurality shall elect a trustee,
  Act) of the Trust entitled to vote at a   provided that where any
  shareholders' meeting at which a          provision of law or of the
  quorum is present, shall be the act of    Current Declaration permits or
  the shareholders; and (ii) trustees shall requires that the holders of any
  be elected by a plurality of the votes    series vote as a series (or that
  cast of the holders of outstanding        the holders of any class vote as
  shares entitled to vote present in        a class), then a majority of the
  person or represented by proxy at a       shares present in person or by
  shareholders' meeting at which a          proxy of that series (or class)
  quorum is present. Pursuant to the        or, if required by law, a
  New Declaration, where a separate         majority of the shares of that
  vote by series and, if applicable, by     series (or class), voted on the
  class is required, the preceding          matter in person or by proxy
  sentence shall apply to such separate     shall decide that matter insofar
  votes by series and class.                as that series (or class) is
                                            concerned.

  Shareholder Vote on Certain               Shareholder Vote on Certain
  Transactions                              Transactions
  Pursuant to the DE Declaration, the       As described above under
  board of trustees, by vote of a           "Dissolution and
  majority of the trustees, may cause the   Termination Events," the
  merger, consolidation, conversion,        Current Declaration provides

            The New Declaration                 The Current Declaration
            -------------------                 -----------------------
  share exchange or reorganization of      that the Trust may sell and
  the Trust, or the conversion, share      convey all or substantially all
  exchange or reorganization of any        of the assets of the Trust or
  series of the Trust, without the vote of any affected series to another
  the shareholders of the Trust or such    trust, partnership, association
  series, as applicable, unless such vote  or corporation, or to a separate
  is required by the 1940 Act; provided    series of shares thereof, subject
  however, that the board of trustees      to a Majority Shareholder Vote
  shall provide at least 30 days' prior    of each series affected by the
  written notice to the shareholders of    matter or, if applicable, to a
  the Trust or such series, as applicable, Majority Shareholder Vote of
  of such merger, consolidation,           the Trust.
  conversion, share exchange or
  reorganization.                          In addition, the Current
                                           Declaration provides that the
                                           trustees, in order to change the
                                           form of organization of the
                                           Trust, may, without prior
                                           shareholder approval, (a) cause
                                           the Trust to merge or
                                           consolidate with or into one or
                                           more trusts, partnerships,
                                           associations or corporations so
                                           long as the surviving or
                                           resulting entity is an open-end
                                           management investment
                                           company under the 1940 Act,
                                           or is a series thereof, that will
                                           succeed to or assume the
                                           Trust's registration under the
                                           1940 Act and which is formed,
                                           organized or existing under the
                                           laws of a state,
                                           commonwealth, possession or
                                           colony of the United States or
                                           (b) cause the Trust to
                                           incorporate under the laws of
                                           Delaware.

  Cumulative Voting                        Cumulative Voting
  The New Declaration provides that        The Current Declaration
  shareholders are not entitled to         provides that there shall be no
  cumulate their votes in the election of  cumulative voting in the
  trustees or on any other matter.         election of trustees.

  Action by Written Consent                Action by Written Consent

  Shareholders. The New Declaration        Shareholders. The Current
  authorizes shareholders to take any      Declaration provides that
  action without a meeting if written      shareholders may act by
  consents setting forth the action taken  unanimous written consent.

                              The New Declaration                 The Current Declaration
                              -------------------                 -----------------------
                    are signed by the holders of a majority  Actions taken by series (or
                    of the shares entitled to vote on that   class) may be consented to
                    action (or such different proportion     unanimously in writing by
                    thereof as shall be required by law). A  shareholders of that series (or
                    consent transmitted by "electronic       class).
                    transmission" (as defined in the
                    Delaware Act) by a shareholder or by
                    a person(s) authorized to act for a
                    shareholder shall be deemed to be
                    written and signed for purposes of this
                    provision.

                    Board of Trustees. The New               Board of Trustees. The
                    Declaration also authorizes the board    Current Declaration provides
                    of trustees or any committee of the      that, except as otherwise
                    board of trustees, to the extent not     provided in the Current
                    inconsistent with the provisions of the  Declaration or in the By-Laws,
                    1940 Act, to take action without a       any action to be taken by the
                    meeting and without prior written        trustees may be taken by
                    notice if written consents setting forth written consents of the entire
                    the action taken are executed by         number of trustees then in
                    trustees having the number of votes      office.
                    necessary to take that action at a
                    meeting at which the entire board of
                    trustees or any committee thereof, as
                    applicable, is present and voting. A
                    consent transmitted by "electronic
                    transmission" (as defined in the
                    Delaware Act) by a trustee shall be
                    deemed to be written and signed for
                    purposes of this provision.

Removal of Trustees Under the New Declaration, any           The Current Declaration
                    trustee may be removed, with or          provides that any trustee may
                    without cause, by the board of           be removed (i) at any time by
                    trustees, by action of a majority of the written instrument, signed by
                    trustees then in office, or by vote of   at least two-thirds of the
                    the shareholders at any meeting called   number of trustees prior to
                    for that purpose.                        such removal; or (ii) by vote of
                                                             holders of at least two-thirds of
                                                             the outstanding shares of the
                                                             Trust at a meeting.

Vacancies on Board  The trustees have adopted Amended        The Current Declaration
of Trustees         and Restated By-Laws, subject to         provides that in case of the
                    approval of shareholders of Proposal     declination to serve, death,
                    4, to provide that vacancies on the      resignation, retirement,
                    board may be filled by not less than a   removal, physical or mental
                    majority vote of the trustee(s) then in  incapacity by reason of disease
                    office, regardless of the number and     or otherwise, or a trustee is


                                 The New Declaration                  The Current Declaration
                                 -------------------                  -----------------------
                      even if less than a quorum and a           otherwise unable to serve, or
                      shareholders' meeting shall be called      an increase in the number of
                      to elect trustees if required by the       trustees, a vacancy shall occur.
                      1940 Act.                                  Whenever a vacancy in the
                                                                 board of trustees shall occur,
                      In addition, such amended By-Laws          until such vacancy is filled, the
                      provide that, in the event all trustee     other trustees shall have all the
                      offices become vacant, an authorized       powers hereunder and the
                      officer of the investment adviser shall    certificate of the other trustees
                      serve as the sole remaining trustee        of such vacancy shall be
                      effective upon the vacancy in office of    conclusive. In the case of an
                      the last trustee. The amended By-          existing vacancy, the
                      Laws also provide that, in such case,      remaining trustees shall fill
                      an authorized officer of the investment    such vacancy by appointing
                      adviser, as the sole remaining trustee,    such other person as they in
                      shall, as soon as practicable, fill all of their discretion shall see fit
                      the vacancies on the board; provided,      consistent with the limitations
                      however, that the percentage of            under the 1940 Act.
                      trustees who are not interested persons
                      of the Trust shall be no less than that
                      permitted by the 1940 Act. Upon the
                      qualification of such trustees, the
                      authorized officer of the investment
                      adviser shall resign as trustee and a
                      shareholders' meeting shall be called,
                      as required by the 1940 Act, for the
                      election of trustees.


Shareholder Liability The New Declaration provides that          The Current Declaration
                      shareholders are entitled to the same      provides that each shareholder
                      limitation of personal liability as that   of the Trust and of each series
                      extended to stockholders of a private      shall not be personally liable
                      corporation organized for profit under     for the debts, liabilities,
                      the General Corporation Law of the         obligations and expenses
                      State of Delaware. However, the            incurred by, contracted for, or
                      board of trustees may cause any            otherwise existing with respect
                      shareholder to pay for charges of the      to, the Trust or by or on behalf
                      Trust's custodian or transfer, dividend    of any series. The trustees
                      disbursing, shareholder servicing or       shall have no power to bind
                      similar agent for services provided to     any shareholder personally or
                      such shareholder.                          to call upon any shareholder
                                                                 for the payment of any sum of
                                                                 money or assessment
                                                                 whatsoever other than such as
                                                                 the shareholder may at any
                                                                 time personally agree to pay
                                                                 by way of subscription for any
                                                                 shares or otherwise. Every
                                                                 note, bond, contract or other

                        The New Declaration                The Current Declaration
                        -------------------                -----------------------
                                                      undertaking issued by or on
                                                      behalf of the Trust or the
                                                      trustees relating to the Trust or
                                                      to a series shall include a
                                                      recitation limiting the
                                                      obligation represented thereby
                                                      to the Trust or to one or more
                                                      series and its or their assets
                                                      (but the omission of such a
                                                      recitation shall not operate to
                                                      bind any shareholder or trustee
                                                      of the Trust).

Trustee/Agent The New Declaration provides that       The Current Declaration
Liability     any person who is or was a trustee,     provides that no trustee, when
              officer, employee or other agent of the acting in such capacity, is
              Trust or is or was serving at the       personally liable to any person
              request of the Trust as a trustee,      other than the Trust or a
              director, officer, employee or other    beneficial owner for any act,
              agent of another corporation,           omission or obligation of the
              partnership, joint venture, trust or    Trust or any trustee. A trustee
              other enterprise (an "Agent") will be   shall not be liable for any act
              liable to the Trust and to any          or omission or any conduct
              shareholder solely for such Agent's     whatsoever in his capacity as
              own willful misfeasance, bad faith,     trustee, provided that nothing
              gross negligence or reckless disregard  contained in the Current
              of the duties involved in the conduct   Declaration or in the Delaware
              of such Agent (such conduct referred    Act shall protect any trustee
              to as "Disqualifying Conduct"), and     against any liability to the
              for nothing else. Subject to the        Trust or to shareholders to
              preceding sentence, Agents will not be  which he would otherwise be
              liable for any act or omission of any   subject by reason of willful
              other Agent or any investment adviser   misfeasance, bad faith, gross
              or principal underwriter of the Trust.  negligence or reckless
              No Agent, when acting in such           disregard of the duties
              capacity, shall be personally liable to involved in the conduct of the any person (other than the Trust or its office of trustee hereunder. In
              shareholders as described above) for    addition, all persons extending
              any act, omission or obligation of the  credit to, contracting with or
              Trust or any trustee.                   having any claim against the
                                                      Trust or the trustees shall look
                                                      only to the assets of the
                                                      appropriate series or (if the
                                                      trustees shall have yet to have
                                                      established series) of the Trust
                                                      for payment under such credit,
                                                      contract or claim; and neither
                                                      the shareholders nor the
                                                      trustees, nor any of their
                                                      agents, whether past, present
                                                      or future, shall be personally
                                                      liable therefor.

                          The New Declaration                 The Current Declaration
                          -------------------                 -----------------------
Indemnification Pursuant to the New Declaration, the     The Current Declaration
                Trust will indemnify any Agent who       provides that every person
                was or is a party or is threatened to be who is, or has been, a trustee
                made a party to any proceeding by        or officer of the Trust shall be
                reason of such Agent's capacity,         indemnified by the Trust to the
                against attorneys' fees and other        fullest extent permitted by law
                certain expenses, judgments, fines,      against liability and against all
                settlements and other amounts            expenses reasonably incurred
                incurred in connection with such         or paid by him in connection
                proceeding if such Agent acted in        with any claim, action, suit or
                good faith or in the case of a criminal  proceeding in which he
                proceeding, had no reasonable cause      becomes involved as a party or
                to believe such Agent's conduct was      otherwise by virtue of his
                unlawful. However, there is no right     being or having been a trustee
                to indemnification for any liability     or officer and against amounts
                arising from the Agent's                 paid or incurred by him in the
                Disqualifying Conduct. As to any         settlement thereof.
                matter for which such Agent is found
                to be liable in the performance of such  The Current Declaration
                Agent's duty to the Trust or its         further provides, however, that
                shareholders, indemnification will be    no indemnification shall be
                made only to the extent that the court   provided thereunder to a
                in which that action was brought         trustee or officer:
                determines that in view of all the
                circumstances of the case, the Agent     (i) who has been adjudicated
                was not liable by reason of such         by a court or body before
                Agent's Disqualifying Conduct. Note      which the proceeding was
                that the Securities Act of 1933, as      brought (A) to be liable to the
                amended, in the opinion of the U.S.      Trust or its shareholders by
                Securities and Exchange Commission       reason of willful misfeasance,
                ("SEC"), and the 1940 Act also limit     bad faith, gross negligence or
                the ability of the DE Trust to           reckless disregard of the duties
                indemnify an Agent.                      involved in the conduct of his
                                                         office or (B) not to have acted
                The DE Declaration provides that         in good faith in the reasonable
                expenses incurred by an Agent in         belief that his action was in the
                defending any proceeding may be          best interest of the Trust; or
                advanced by the DE Trust before the
                final disposition of the proceeding on   (ii) in the event of a settlement,
                receipt of an undertaking by or on       unless there has been a
                behalf of the Agent to repay the         determination that such trustee
                amount of the advance if it is           or officer did not engage in
                ultimately determined that the Agent     willful misfeasance, bad faith,
                is not entitled to indemnification by    gross negligence or reckless
                the Trust.                               disregard of the duties
                                                         involved in the conduct of his
                                                         office, (A) by the court or
                                                         other body approving the
                                                         settlement; (B) by at least a
                                                         majority of those trustees who

  The New Declaration     The Current Declaration
  -------------------     -----------------------
                      are neither interested persons
                      of the Trust nor are parties to
                      the matter based upon a review
                      of readily available facts (as
                      opposed to a full trial-type
                      inquiry); or (C) by written
                      opinion of independent legal
                      counsel based upon a review
                      of readily available facts (as
                      opposed to a full trial-type
                      inquiry);

                      provided, however, that any
                      shareholder may, by
                      appropriate legal proceedings,
                      challenge any such
                      determination by the trustees
                      or by independent counsel.

                      Expenses of preparation and
                      presentation of a defense to
                      any claim, action, suit or
                      proceeding of the character
                      described above may be
                      advanced by the Trust prior to
                      final disposition thereof upon
                      receipt of an undertaking by or
                      on behalf of the recipient to
                      repay such amount if it is
                      ultimately determined that he
                      is not entitled to
                      indemnification under the
                      Current Declaration, provided
                      that either (i) such undertaking
                      is secured by some appropriate
                      security; (ii) the Trust is
                      insured against losses arising
                      out of any such advances; or
                      (iii) a majority of the trustees
                      who are neither interested
                      persons of the Trust nor parties
                      to the matter or an independent
                      legal counsel in a written
                      opinion shall determine, based
                      upon a review of readily
                      available facts (as opposed to a
                      full trial-type inquiry or full
                      investigation), that there is
                      reason to believe that the
                      recipient ultimately will be
                      found entitled to
                      indemnification.

                              The New Declaration                The Current Declaration
                              -------------------                -----------------------
Insurance          The New Declaration authorizes the         The Current Declaration
                   board of trustees, to the fullest extent   specifically provides that the
                   permitted by applicable law, to            rights of indemnification
                   purchase with Trust assets, insurance      provided for therein (as
                   for liability and for all expenses of an   described above) may be
                   Agent in connection with any               insured against by policies
                   proceeding in which such Agent             maintained by the Trust.
                   becomes involved by virtue of such
                   Agent's actions, or omissions to act,
                   in its capacity or former capacity with
                   the Trust, whether or not the Trust
                   would have the power to indemnify
                   such Agent against such liability.

Derivative Actions The New Declaration provides that,         The Current Declaration does
                   subject to the requirements set forth in   not have specific provisions
                   the Delaware Act, a shareholder may        regarding shareholder
                   bring a derivative action on behalf of     derivative actions.
                   the Trust only if the shareholder first
                   makes a pre-suit demand upon the
                   board of trustees to bring the subject
                   action unless an effort to cause the
                   board of trustees to bring such action
                   is excused. A demand on the board of
                   trustees shall only be excused if a
                   majority of the board of trustees, or a
                   majority of any committee established
                   to consider the merits of such action,
                   has a material personal financial
                   interest in the action at issue. A trustee
                   shall not be deemed to have a material
                   personal financial interest in an action
                   or otherwise be disqualified from
                   ruling on a shareholder demand by
                   virtue of the fact that such trustee
                   receives remuneration from his or her
                   service on the board of trustees of the
                   Trust or on the board of trustees of
                   one or more investment companies
                   with the same or an affiliated
                   investment advisor or underwriter.

                                                               TGIT PROXY 04/06

PROXY                                                                   PROXY
                        TEMPLETON GLOBAL INVESTMENT TRUST
                       Templeton International Ex EM Fund
                     MEETING OF SHAREHOLDERS'- MAY 26, 2006

The  undersigned  hereby  revokes all  previous  proxies for his/her  shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all
shares  of  Templeton  Global   Investment   Trust  (the "Trust")  that  the
undersigned is entitled to vote at the Trust's Meeting of Shareholders' (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon, Eastern time, on May 26, 2006, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE), 2 (INCLUDING 8 SUB-PROPOSALS), 3 AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                               VOTE VIA THE INTERNET: www.franklintempleton.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                               -----------------------------------------------
                               -----------------------------------------------
                               Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                              -----------------------------------------------
                              SIGNATURE


                              -----------------------------------------------
                              SIGNATURE

                                                                        2006
                              -----------------------------------------------
                              DATED                               TGIT_16206A

                                                             YES      NO
                             I PLAN TO ATTEND THE MEETING.   [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)








PAGE




THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

Proposal 1 - To elect a board of trustees:

01 Harris J. Ashton        05 Gordon S. Macklin    09 Constantine D. Tseretopoulos
02 Frank J. Crothers       06 David W. Niemiec     10 Robert E. Wade
03 S. Joseph Fortunato     07 Frank A. Olson       11 Charles B. Johnson
04 Edith E. Holiday        08 Larry D. Thompson

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

------------------------------------------------------------------------------

    FOR all nominees              WITHHOLD
    Listed (except as             AUTHORITY
   marked to the left)          to vote for all
                                nominees listed

        [  ]                         [  ]

Proposal 2 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         Sub-Proposal 2a To amend the Fund's fundamental investment restriction regarding borrowing.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2b To amend the Fund's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2c To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2d To amend the Fund's fundamental investment restriction regarding investment in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2e To amend the Fund's fundamental investment restriction regarding investment in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2f To amend the Fund's fundamental investment restriction regarding issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2g To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

         Sub-Proposal 2h To amend the Fund's fundamental investment restrictions regarding diversification of investments.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

Proposal 3 - To approve the elimination of certain of Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]

Proposal 4 - To approve an Amended and Restated Agreement and Declaration of
             Trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


          IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY....TODAY

PROXY                                                                   PROXY
                        TEMPLETON GLOBAL INVESTMENT TRUST
                              Templeton Income Fund
                     MEETING OF SHAREHOLDERS'- MAY 26, 2006

The  undersigned  hereby  revokes all  previous  proxies for his/her  shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all
shares  of  Templeton  Global   Investment   Trust  (the "Trust")  that  the
undersigned is entitled to vote at the Trust's Meeting of Shareholders' (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon, Eastern time, on May 26, 2006, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                               VOTE VIA THE INTERNET: www.franklintempleton.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                               -----------------------------------------------
                               -----------------------------------------------
                               Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                              -----------------------------------------------
                              SIGNATURE


                              -----------------------------------------------
                              SIGNATURE

                                                                        2006
                              -----------------------------------------------
                              DATED                               TGIT_16206B

                                                             YES      NO
                             I PLAN TO ATTEND THE MEETING.   [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PROXY                                                                   PROXY
                        TEMPLETON GLOBAL INVESTMENT TRUST
              Franklin Templeton Non-U.S. Dynamic Core Equity Fund
                     MEETING OF SHAREHOLDERS'- MAY 26, 2006

The  undersigned  hereby  revokes all  previous  proxies for his/her  shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all
shares  of  Templeton  Global   Investment   Trust  (the "Trust")  that  the
undersigned is entitled to vote at the Trust's Meeting of Shareholders' (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon, Eastern time, on May 26, 2006, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                               VOTE VIA THE INTERNET: www.franklintempleton.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                               -----------------------------------------------
                               -----------------------------------------------
                               Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                              -----------------------------------------------
                              SIGNATURE


                              -----------------------------------------------
                              SIGNATURE

                                                                        2006
                              -----------------------------------------------
                              DATED                               TGIT_16206C

                                                             YES      NO
                             I PLAN TO ATTEND THE MEETING.   [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)




THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 4.

Proposal 1 - To elect a board of trustees:

01 Harris J. Ashton        05 Gordon S. Macklin    09 Constantine D. Tseretopoulos
02 Frank J. Crothers       06 David W. Niemiec     10 Robert E. Wade
03 S. Joseph Fortunato     07 Frank A. Olson       11 Charles B. Johnson
04 Edith E. Holiday        08 Larry D. Thompson

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

------------------------------------------------------------------------------

    FOR all nominees              WITHHOLD
    Listed (except as             AUTHORITY
   marked to the left)          to vote for all
                                nominees listed

        [  ]                         [  ]

Proposal 4 - To approve an Amended and Restated Agreement and Declaration of
             Trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


          IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY....TODAY